UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2016 through November 30, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Floating
                        Rate Trust

--------------------------------------------------------------------------------
                        Annual Report | November 30, 2017
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHD

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          47

Financial Highlights                                                          51

Notes to Financial Statements                                                 53

Report of Independent Registered Public Accounting Firm                       67

Additional Information                                                        68

Trustees, Officers and Service Providers                                      71

                        Pioneer Floating Rate Trust | Annual Report | 11/30/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits drove strong performance in both the credit and equity markets for the first three quarters of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, had returned 14.23% from January 1, 2017, through September 30, 2017. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.05% in the U.S., as measured by the ICE Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.14% for the first three quarters of calendar year 2017.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters of 2017. Outside the U.S., economic growth also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) began tapering its balance sheet in October. The Fed also appears primed to raise interest rates a few more times in 2018, as it continues to withdraw monetary stimulus.

As we transition into 2018, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Floating Rate Trust | Annual Report | 11/30/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
November 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/17 3

Portfolio Management Discussion | 11/30/17

Investments in bank loans produced positive returns over the 12-month period ended November 30, 2017. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the period. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the 12-month period ended November 30, 2017?

A Pioneer Floating Rate Trust returned 5.55% at net asset value (NAV) and 3.43% at market price during the 12-month period ended November 30, 2017, while the Trust's benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Loan Index (the S&P/LSTA Index), returned 4.91%. Unlike the Trust, the S&P/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same 12-month period, the average return (at market price) of the 23 closed end funds in Lipper's Loan Participation Funds category (which may or may not be leveraged), was 5.56%, and the average return (at
     NAV) of the 36 closed end funds in the same Lipper category was 6.21%.

     The shares of the Trust were selling at a 7.7% discount to NAV on November 30, 2017. Comparatively, the shares of the Trust were selling at a 5.0% discount to NAV on April 30, 2017.

     The Trust's standardized, 30-day SEC yield was 5.49% on November 30, 2017*.

Q How would you describe the investment environment for bank-loan investments during the 12-month period ended November 30, 2017?

A The investment environment was generally positive. The economic backdrop remained solid, and even improved over the course of the 12-month period. After a slow start in the first quarter of the 2017 calendar year, the U.S. gross domestic product (GDP) growth rate accelerated to better than 3% in the second and third calendar quarters. As the economy picked up steam, the nation's unemployment rate fell to 4.1% in November 2017, down from 4.6% one year earlier. U.S. monetary policy did continue to tighten, albeit at a gradual pace, as the U.S. Federal Reserve System (the Fed) raised short-term interest rates three different times over the 12-month period. The rate increases had been widely

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Floating Rate Trust | Annual Report | 11/30/17 anticipated by the markets, however, and so they had little or no slowing effect on the positive growth trends. Late in the period, the Fed also began gradually reducing its balance sheet by limiting reinvestment in its portfolio of government-related securities.

     In that environment, credit-sensitive securities, such as corporate bonds, and other fixed-income investments more exposed to the ebbs and flows of the economic cycle tended to perform well relative to Treasuries, as investors seemed to anticipate that the economic momentum could receive even further support from the passage of fiscal legislation, such as tax reform, by lawmakers in Washington. Floating-rate bank loans delivered positive total returns over the period, while high-yield corporate bonds outpaced most other fixed-income asset classes.

     In the bank-loan market, the 12-month period began in particularly strong fashion, with a surge in demand setting off a vigorous rally. After loan prices moved up and down in subsequent months, a sharp decline in crude oil prices in June 2017 combined with a spike in new-loan supply to cause a retreat in loan prices. August 2017 saw a further weakening of loan prices as demand decreased. Overall, market prices for bank-loan investments rose in six of the 12 months during the period, declined in five other months, and remained basically flat for one month. By the end of the Trust's fiscal year, however, the coupon income generated by bank loans had more than offset some minor price erosion.

     Over the 12-month period, the bank-loan market saw a significant amount of debt refinancings, which resulted in the issuance of new loans and the renegotiation of older loans at lower costs to borrowers, which in turn generated less income for lenders and investors. Over the course of the period, two-thirds of the entire bank-loan market was repriced. Meanwhile, the credit fundamentals of bank loans continued to be strong and default rates remained low by historical standards.

Q What factors had the greatest effects on the Trust's performance relative to its benchmark during the 12-month period ended November 30, 2017?

A The use of leverage, or borrowed funds, enhanced the Trust's performance during the period, as leverage typically amplifies positive performance in a rising market, even as it can detract from results in a negative market.

     Our preference for holding loans to well-financed companies caused us to underweight the Trust's portfolio to the lower-quality loan tiers, especially loans rated "CCC" or lower. For example, as of November 30, 2017, CCC-rated loans accounted for approximately 4% of the Trust's total investment

                        Pioneer Floating Rate Trust | Annual Report | 11/30/17 5 portfolio, while CCC's represented roughly 7% of the benchmark S&P/LSTA Index. We maintain this higher-quality focus in the Trust's portfolio because we believe that the debt of well-financed companies will hold up well over a full business cycle. Nevertheless, when market confidence about the strength of the economy is high, as it was during the 12-month period, lower-quality debt can outperform.

     A positive contributor to the Trust's relative performance was the portfolio's allocation to high-yield corporate bonds, one of the top-performing asset classes during the period, which are not represented in the S&P/LSTA Index. In addition, the Trust's small exposure to insurance-linked securities (ILS), another non-benchmark allocation, contributed positively to relative results, despite the fact that ILS investments generally struggled over the final few months of the period after several natural disasters caused significant damage in the Continental U.S., Mexico, and Puerto Rico, generating numerous insurance claims.

     By industry group, the Trust's exposures to loans to cosmetics companies, retailers, and home-furnishings corporations tended to be a drag on benchmark-relative performance. Among the portfolio's holdings in loans to cosmetics companies, a term loan to Revlon, which was facing destocking of inventory in the retail channel, was a major disappointment for the Trust during the period. In other sectors, loans to PetSmart, which has struggled through some product losses as well as its acquisition of Chewy, JC Penney, which has been impacted by the general decline of "brick-and-mortar" retail sales to online alternatives, and Staples, which traded off after being faced with potential competition from Amazon, also held back results. Within the home-furnishings group, a loan to mattress company Serta Simmons was another disappointing performer.

     On the positive side, the portfolio's holdings of loans to health care and electronics firms fared well during the period. Individual loans that aided the Trust's performance during the 12-month period included the debt of defense contractor IAP Worldwide, which showed improved operations, and loans to Mill U.S. Acquisition (also known as CSM Bakery), which announced the sale of one of its divisions to help de-lever the company. The debt of Endemol, a producer of reality-themed television programs, and Jonah Energy, an oil-and-gas corporation, also contributed positively to the Trust's performance during the period. Endemol performed well as the company started to see success with some new shows, while Jonah Energy's performance benefited from its announcement that it would refinance loans with bonds.

6 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Q How did the level of leverage in the Trust change over the 12-month period ended November 30, 2017?

A    The Trust employs leverage through a revolving credit facility.

     At the end of the 12-month period on November 30, 2017, 31.8% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 31.7% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2016. The absolute amount of funds borrowed by the Trust did not change during the period. The increase in the percentage of leveraged funds was the result of depreciation in the values of the Trust's holdings.

Q Did the Trust invest in any derivative securities during the 12-month period ended November 30, 2017? If so, did the investments have an effect on performance?

A The Trust did have a small position in high-yield bond credit-default swaps, which we used to gain exposure to the strong performance of high-yield corporate bonds. These investments had a slight positive effect on the Trust's results during the 12-month period.

Q Did the Trust's distributions to shareholders change during the 12-month period ended November 30, 2017?

A The Trust's monthly distributions to shareholders remained stable over the 12 months, at six cents per share. Nevertheless, the Trust has drawn on accumulated net investment income in paying the Trust's distributions in recent periods, but these reserves may be depleted over time.

Q    What is your investment outlook?

A We have a positive view of the market. We anticipate that the present favorable environment for credit-sensitive investments should continue, helped by solid economic fundamentals and steady growth in corporate earnings. We believe the U.S. economy will continue to expand and provide a favorable backdrop for corporations to strengthen their finances and meet their debt obligations. We also expect loan default rates to remain low.

     We do anticipate some defaults, however, notably in the retail industry, and so we continue to hold a significant underweight to retailers in the Trust's portfolio. While we maintain our preference for holding higher-quality, we have recently increased the portfolio's exposure to some lower-quality loans, including some additional investments in B-rated loans, because that was where the predominance of new issues came from during the Trust's fiscal year. However, we plan to continue to be judicious with our security selections, emphasizing loans to companies with solid fundamentals.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/17 7

     We expect that the Fed will continue to tighten monetary policy in the coming months, with additional interest-rate increases. Should that occur, we should see the potential for higher yields as well as greater income from bank loans.

Please refer to the Schedule of Investments on pages 13-46 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Trust's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities which may be less liquid or illiquid. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

8 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/17 9

Portfolio Summary | 11/30/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                89.6%
Corporate Bonds & Notes                                                     4.5%
U.S. Government and Agency Obligations                                      2.7%
Treasury Bills                                                              1.2%
Exchange-Traded Funds                                                       1.1%
Repurchase Agreements                                                       0.7%
Common Stocks                                                               0.1%
Asset Backed Security                                                       0.1%

* Includes investments in Insurance Linked Securities totaling 1.0% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1. U.S. Treasury Notes, 1.479% (3 Month Treasury Yield + 19 bps), 4/30/18      1.99%
-------------------------------------------------------------------------------------
 2. Bright Horizons Family Solutions LLC (fka Bright Horizons Family
    Solutions, Inc.), Term B Loan, 3.6% (LIBOR + 225 bps/PRIME + 125 bps),
    11/7/23                                                                     0.75
-------------------------------------------------------------------------------------
 3. U.S. Treasury Notes, 1.561% (3 Month Treasury Yield + 27 bps), 1/31/18      0.74
-------------------------------------------------------------------------------------
 4. McGraw-Hill Global Education Holdings LLC, First Lien Term B Loan, 5.35%
    (LIBOR + 400 bps), 5/4/22                                                   0.66
-------------------------------------------------------------------------------------
 5. American Airlines, Inc., 2017 Replacement Term Loan, 3.328%
    (LIBOR + 200 bps), 6/27/20                                                  0.64
-------------------------------------------------------------------------------------
 6. Scientific Games International, Inc., Initial Term B-4 Loan, 4.657%
    (LIBOR + 325 bps), 8/14/24                                                  0.63
-------------------------------------------------------------------------------------
 7. MediArena Acquisition BV (fka AP NMT Acquisition BV), First Lien Dollar
    Term B Loan, 7.085% (LIBOR + 575 bps), 8/13/21                              0.57
-------------------------------------------------------------------------------------
 8. Altice US Finance I Corp., March 2017 Refinancing Term Loan, 3.6%
    (LIBOR + 225 bps), 7/28/25                                                  0.55
-------------------------------------------------------------------------------------
 9. Staples, Inc., Term Loan B, 5.31% (LIBOR + 400 bps), 9/12/24                0.53
-------------------------------------------------------------------------------------
10. Envision Healthcare Corp. (fka Emergency Medical Services Corp.), Initial
    Term Loan, 4.35% (LIBOR + 300 bps), 12/1/23                                 0.53
-------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Prices and Distributions | 11/30/17

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                11/30/17                             11/30/16
--------------------------------------------------------------------------------
Market Value                    $11.47                                $11.78
--------------------------------------------------------------------------------
(Discount)                       (7.65)%                               (5.76)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     11/30/17                        11/30/16
--------------------------------------------------------------------------------
Net Asset Value                       $12.42                          $12.50
--------------------------------------------------------------------------------

Distributions per Share:* 12/1/16-11/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Net Investment           Short-Term                Long-Term
                Income              Capital Gains             Capital Gains
--------------------------------------------------------------------------------
                $0.73                    $--                      $--
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      11/30/17                         11/30/16
--------------------------------------------------------------------------------
30-day SEC Yield                       5.49%                             4.12%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 11

Performance Update | 11/30/17

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Trust during the periods shown, compared with the value of the S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Average Annual Total Returns
(As of November 30, 2017)
--------------------------------------------------------------------------------
             Net                    S&P/LSTA
             Asset                  Leveraged
             Value      Market      Loan
Period       (NAV)      Price       Index
--------------------------------------------------------------------------------
10 Years     4.65%      4.59%       4.84%
5 Years      5.47       3.30        4.11
1 Year       5.55       3.43        4.91
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Floating           S&P/LSTA Leveraged
                         Rate Trust                 Loan Index
11/07                    $10,000                    $10,000
11/08                    $ 4,790                    $ 7,328
11/09                    $ 9,150                    $10,476
11/10                    $11,220                    $11,730
11/11                    $11,512                    $11,996
11/12                    $13,314                    $13,118
11/13                    $13,203                    $13,856
11/14                    $12,896                    $14,322
11/15                    $13,065                    $14,194
11/16                    $15,145                    $15,295
11/17                    $15,665                    $16,045

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. You cannot invest directly in an index.

12 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Schedule of Investments | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 150.4%
                            SENIOR SECURED FLOATING RATE LOAN
                            INTERESTS -- 134.8% of Net Assets*(f)
                            AUTOMOBILES & COMPONENTS -- 5.1%
                            Auto Parts & Equipment -- 3.8%
       1,597,103            Allison Transmission, Inc., Term Loan B-3, 3.35%
                            (LIBOR + 200 bps), 9/23/22                                      $     1,610,704
       1,520,750            American Axle & Manufacturing, Inc., Tranche B Term
                            Loan, 3.6% (LIBOR + 225 bps), 4/6/24                                  1,526,468
       2,244,718            BBB Industries US Holdings, Inc., First Lien Term B Loan,
                            5.85% (LIBOR + 450 bps), 11/3/21                                      2,277,688
         796,045            Cooper-Standard Automotive, Inc., Additional Term B-1
                            Loan, 3.583% (LIBOR + 225 bps), 11/2/23                                 801,319
       1,481,987            Electrical Components International, Inc., Term Loan,
                            6.085% (LIBOR + 475 bps), 5/28/21                                     1,493,102
         390,000            Horizon Global Corp., 2017 Replacement Term Loan,
                            5.85% (LIBOR + 450 bps), 6/30/21                                        393,900
         497,500            Innovative Xcessories & Services LLC, Term Loan,
                            6.08% (LIBOR + 475 bps), 11/29/22                                       502,475
         997,428            Superior Industries International, Inc., Closing Date Term
                            Loan, 5.813% (LIBOR + 450 bps), 5/22/24                               1,007,402
       2,017,913            Tower Automotive Holdings USA LLC, Initial Term Loan,
                            4.0% (LIBOR + 275 bps), 3/7/24                                        2,029,264
                                                                                            ---------------
                                                                                            $    11,642,322
-----------------------------------------------------------------------------------------------------------
                            Automobile Manufacturers -- 1.1%
         395,758            CH Hold Corp. (aka Caliber Collision), First Lien Initial
                            Term Loan, 4.35% (LIBOR + 300 bps), 2/1/24                      $       399,468
         683,201            Federal-Mogul Corp., Tranche C Term Loan, 5.025%
                            (LIBOR + 375 bps), 4/15/21                                              688,894
         792,625            Octavius Corp. (Winnebago Industries), Tranche B Term
                            Loan, 5.796% (LIBOR + 450 bps), 11/8/23                                 803,524
       1,081,458            TI Group Automotive Systems LLC, Initial US Term Loan,
                            4.1% (LIBOR + 275 bps), 6/30/22                                       1,088,217
         466,667            Visteon Corp., Term Loan B, 3.413% (LIBOR +
                            200 bps), 3/24/24                                                       470,458
                                                                                            ---------------
                                                                                            $     3,450,561
-----------------------------------------------------------------------------------------------------------
                            Tires & Rubber -- 0.2%
         691,667            Goodyear Tire & Rubber Co., Second Lien Term Loan,
                            3.27% (LIBOR + 200 bps), 4/30/19                                $       694,260
                                                                                            ---------------
                            Total Automobiles & Components                                  $    15,787,143
-----------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 16.3%
                            Aerospace & Defense -- 5.6%
       1,000,000            Accudyne Industries Borrower SCA/Accudyne Industries
                            LLC (fka Silver II US Holdings LLC), Initial Term Loan,
                            5.083% (LIBOR + 375 bps), 8/18/24                               $     1,006,328

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 13

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Aerospace & Defense -- (continued)
       2,257,938(a)         ADS Tactical, Inc., Term Loan, 8.833% (LIBOR +
                            750 bps), 12/31/22                                              $     2,257,937
       1,686,290            Alion Science and Technology Corp., First Lien Term
                            Loan, 5.85% (LIBOR + 450 bps), 8/19/21                                1,689,188
       1,582,806            DAE Aviation Holdings, Inc., Initial Term Loan, 5.1%
                            (LIBOR + 375 bps), 7/7/22                                             1,594,677
       1,318,365            DynCorp International, Inc., Term Loan B2, 7.75%
                            (LIBOR + 600 bps), 7/7/20                                             1,324,957
         485,620            Engility Corp. (fka TASC, Inc.), Term B2 Loan, 4.617%
                            (LIBOR + 325bps/PRIME + 225 bps), 8/14/23                               490,537
         243,750            IAP Worldwide Services, Inc., Second Lien Term Loan,
                            8.0% (LIBOR + 650 bps), 7/18/19                                         240,094
       1,750,000(b)         MacDonald, Dettwiler and Associates, Ltd., Term Loan B
                            (LIBOR + 275 bps), 10/4/24                                            1,759,688
         500,000            MRO Holdings, Inc., Initial Term Loan, 6.564%
                            (LIBOR + 525 bps), 10/25/23                                             503,750
         994,041            Transdigm, Inc., Term Loan F, 4.1%
                            (LIBOR + 275 bps), 6/9/23                                               995,850
         299,250            Transdigm, Inc., Tranche G Term Loan, 4.346%
                            (LIBOR + 300 bps), 8/22/24                                              301,003
       1,828,750            Turbocombustor Technology, Inc., Initial Term Loan, 5.833%
                            (LIBOR + 450 bps), 12/2/20                                            1,801,319
       1,467,253            Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial
                            Term Loan, 6.083% (LIBOR + 475 bps), 11/23/19                         1,487,657
       1,773,739            WP CPP Holdings LLC, First Lien Term B-3 Loan, 4.88%
                            (LIBOR + 350 bps), 12/28/19                                           1,760,436
         334,900            WP CPP Holdings LLC, Second Lien Term B-1 Loan, 9.13%
                            (LIBOR + 775 bps), 4/30/21                                              332,388
                                                                                            ---------------
                                                                                            $    17,545,809
-----------------------------------------------------------------------------------------------------------
                            Building Products -- 2.3%
       1,147,525            Armstrong World Industries, Inc., Term Loan B, 4.093%
                            (LIBOR + 275 bps), 3/31/23                                      $     1,156,310
       1,700,682            Builders FirstSource, Inc., Refinancing Term Loan, 4.333%
                            (LIBOR + 300 bps), 2/29/24                                            1,709,716
         306,968            NCI Building Systems, Inc., Tranche B Term Loan, 4.333%
                            (LIBOR + 300 bps), 6/24/22                                              308,887
       1,306,069            Quikrete Holdings, Inc., First Lien Initial Term Loan, 4.1%
                            (LIBOR + 275 bps), 11/15/23                                           1,311,330
       1,671,525(b)         Summit Materials LLC, Term Loan B, 11/11/24                           1,682,320
         748,125            Unifrax I LLC, Initial Dollar Term Loan, 4.833%
                            (LIBOR + 375 bps), 4/4/24                                               749,995
                                                                                            ---------------
                                                                                            $     6,918,558
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Construction & Engineering -- 0.8%
       1,500,000            HD Supply Waterworks, Ltd., Initial Term Loan, 4.455%
                            (LIBOR + 300 bps), 8/1/24                                       $     1,510,312
         948,125            Installed Building Products, Inc., Term Loan B, 4.35%
                            (LIBOR + 300 bps), 4/15/24                                              950,794
                                                                                            ---------------
                                                                                            $     2,461,106
-----------------------------------------------------------------------------------------------------------
                            Construction Machinery & Heavy Trucks -- 1.4%
         745,727            Clark Equipment Co. (aka Doosan Bobcat, Inc.), Tranche B
                            Term Loan, 3.833% (LIBOR + 250 bps), 5/18/24                    $       750,388
       1,739,063            Commercial Vehicle Group, Inc., Term Loan B, 7.35%
                            (LIBOR + 600 bps), 3/30/23                                            1,752,105
       1,114,155            Navistar, Inc., Tranche B Term Loan, 4.75%
                            (LIBOR + 350 bps), 11/6/24                                            1,118,333
         832,493            Terex Corp., Incremental US Term Loan, 3.583%
                            (LIBOR + 225 bps), 1/31/24                                              836,308
                                                                                            ---------------
                                                                                            $     4,457,134
-----------------------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 1.5%
       2,195,352            Pelican Products, Inc., First Lien Term Loan, 5.583%
                            (LIBOR + 425 bps), 4/10/20                                      $     2,206,329
         835,841            Southwire Company LLC, Initial Term Loan, 3.745%
                            (LIBOR + 250 bps), 2/10/21                                              841,326
       1,575,849            WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                            6.979% (LIBOR + 550 bps), 9/29/23                                     1,580,280
                                                                                            ---------------
                                                                                            $     4,627,935
-----------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 2.6%
         500,000            AI Aqua Merger Sub, Inc., Incremental Term Loan B, 4.85%
                            (LIBOR + 350 bps), 12/13/23                                     $       505,625
         895,180            AVSC Holding Corp., First Lien New Term Loan, 4.869%
                            (LIBOR + 350 bps), 4/29/24                                              903,013
         215,952            CeramTec Service GmbH (CeramTec Acquisition
                            Corp.), Dollar Term B-3 Loan, 4.229% (LIBOR +
                            275 bps), 8/30/20                                                       216,155
         705,213            CeramTec Service GmbH (CeramTec Acquisition Corp.),
                            Initial Dollar Term B-1 Loan, 4.229% (LIBOR +
                            275 bps), 8/30/20                                                       705,875
          90,540            CeramTec Service GmbH (CeramTec Acquisition Corp.),
                            Initial Dollar Term B-2 Loan, 4.229% (LIBOR +
                            275 bps), 8/30/20                                                        90,625
       1,262,622            DTI Holdco, Inc., Initial Term Loan, 6.63% (LIBOR +
                            525 bps), 10/2/23                                                     1,255,783
       1,228,860            Filtration Group Corp., First Lien Term Loan, 4.38%
                            (LIBOR + 300 bps), 11/23/20                                           1,239,484
         654,520            Gates Global LLC, Initial B-2 Dollar Term Loan, 4.388%
                            (LIBOR + 300 bps), 4/1/24                                               659,633
         493,750            Hyster-Yale Materials Holding, Inc., Term Loan, 5.35%
                            (LIBOR + 400 bps), 5/30/23                                              498,070

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 15

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- (continued)
         920,207            Milacron LLC, Term B Loan, 4.1% (LIBOR +
                            275 bps), 9/28/23                                               $       923,083
         843,998            ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                            5.351% (LIBOR + 400 bps/PRIME + 300 bps), 11/20/23                      853,889
                                                                                            ---------------
                                                                                            $     7,851,235
-----------------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 2.0%
         437,125            Blount International, Inc., Refinancing Term Loan, 5.492%
                            (LIBOR + 425 bps), 4/12/23                                      $       441,769
         888,159            Columbus McKinnon Corp., Initial Term Loan, 4.333%
                            (LIBOR + 300 bps), 1/31/24                                              894,820
       1,156,843            Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                            4.083% (LIBOR + 275 bps), 7/30/24                                     1,162,124
       1,945,300            Mueller Water Products, Inc., Initial Term Loan, 3.845%
                            (LIBOR + 250 bps), 11/25/21                                           1,960,701
         584,550            NN, Inc., Tranche B Term Loan, 5.1% (LIBOR +
                            375 bps), 10/19/22                                                      585,768
         940,385            Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
                            Loan, 4.1% (LIBOR + 275 bps), 3/3/23                                    949,201
                                                                                            ---------------
                                                                                            $     5,994,383
-----------------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.1%
         344,901            WESCO Distribution, Inc., Tranche B-1 Term Loan, 4.35%
                            (LIBOR + 300 bps/PRIME + 200 bps), 12/12/19                     $       345,333
                                                                                            ---------------
                            Total Capital Goods                                             $    50,201,493
-----------------------------------------------------------------------------------------------------------
                            COMMERCIAL & PROFESSIONAL SERVICES -- 4.0%
                            Diversified Support Services -- 0.4%
         299,248            Asurion LLC (fka Asurion Corp.), Replacement B-5 Term
                            Loan, 4.35% (LIBOR + 300 bps), 11/3/23                          $       300,905
         456,646            KAR Auction Services, Inc., Tranche B-4 Term Loan,
                            3.625% (LIBOR + 225 bps), 3/11/21                                       459,405
         597,010            KAR Auction Services, Inc., Tranche B-5 Term Loan,
                            3.875% (LIBOR + 250 bps), 3/9/23                                        601,363
                                                                                            ---------------
                                                                                            $     1,361,673
-----------------------------------------------------------------------------------------------------------
                            Environmental & Facilities Services -- 1.6%
         884,682            Advanced Disposal Services, Inc. (fka ADS Waste
                            Holdings, Inc.), Additional Term Loan, 3.452% (LIBOR +
                            225 bps), 11/10/23                                              $       886,648
       1,031,812            Infiltrator Water Technologies LLC, First Lien Term B-2
                            Loan, 4.333% (LIBOR + 300 bps), 5/27/22                               1,041,162
         571,820            Wastequip LLC, Term Loan, 4.5% (LIBOR +
                            450 bps), 8/9/19                                                        573,607
       1,724,384            WCA Waste Systems, Inc., Initial Term Loan, 4.063%
                            (LIBOR + 275 bps), 8/11/23                                            1,727,617

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Environmental & Facilities Services -- (continued)
         553,293            Wrangler Buyer Corp. (aka Waste Industries USA, Inc.),
                            Initial Term Loan, 4.35% (LIBOR + 300 bps), 9/27/24             $       557,196
                                                                                            ---------------
                                                                                            $     4,786,230
-----------------------------------------------------------------------------------------------------------
                            Human Resource & Employment Services -- 0.2%
         506,495            On Assignment, Inc., Tranche B-3 Term Loan, 3.35%
                            (LIBOR + 200 bps), 6/3/22                                       $       510,082
-----------------------------------------------------------------------------------------------------------
                            Office Services & Supplies -- 0.6%
         350,000            Diamond (BC) BV, Term Loan, 4.423% (LIBOR +
                            300 bps), 9/6/24                                                $       350,440
       1,411,990            West Corp., Term B Loan, 5.35% (LIBOR +
                            400 bps), 10/10/24                                                    1,411,660
                                                                                            ---------------
                                                                                            $     1,762,100
-----------------------------------------------------------------------------------------------------------
                            Security & Alarm Services -- 1.2%
         928,768            Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                            First Lien Initial Term Loan, 5.083% (LIBOR +
                            375 bps), 7/28/22                                               $       925,700
       1,278,271            GW Honos Security Corp. (Garda World Security Corp.),
                            Term B Loan, 4.972% (LIBOR + 350-400 bps/PRIME +
                            225 bps), 5/24/24                                                     1,284,130
       1,602,372            Prime Security Services Borrower LLC, First
                            Lien 2016-2 Refinancing Term B-1 Loan, 4.1%
                            (LIBOR + 275 bps), 5/2/22                                             1,616,017
                                                                                            ---------------
                                                                                            $     3,825,847
                                                                                            ---------------
                            Total Commercial & Professional Services                        $    12,245,932
-----------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 2.7%
                            Homefurnishing Retail -- 0.9%
       1,869,367            Serta Simmons Bedding LLC, First Lien Initial Term Loan,
                            4.849% (LIBOR + 350 bps), 11/8/23                               $     1,816,557
         901,867            Serta Simmons Bedding LLC, Second Lien Initial Term
                            Loan, 9.244% (LIBOR + 800 bps), 11/8/24                                 828,590
                                                                                            ---------------
                                                                                            $     2,645,147
-----------------------------------------------------------------------------------------------------------
                            Household Appliances -- 0.5%
       1,250,000            Global Appliance, Inc.,Tranche B Term Loan, 5.34%
                            (LIBOR + 400 bps), 9/29/24                                      $     1,264,844
         350,000            Ring Container Technologies Group LLC, First Lien Initial
                            Term Loan, 4.1% (LIBOR + 275 bps), 10/31/24                             351,094
                                                                                            ---------------
                                                                                            $     1,615,938
-----------------------------------------------------------------------------------------------------------
                            Housewares & Specialties -- 0.9%
         695,886            Prestige Brands, Inc., Term B-4 Loan, 4.1% (LIBOR +
                            275 bps), 1/26/24                                               $       700,361
       2,030,478            Reynolds Group Holdings, Inc., Incremental US Term
                            Loan, 4.1% (LIBOR + 275 bps), 2/5/23                                  2,041,905
                                                                                            ---------------
                                                                                            $     2,742,266
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Leisure Products -- 0.4%
       1,000,000            Bass Pro Group LLC, Initial Term Loan, 6.35%
                            (LIBOR + 500 bps), 9/25/24                                      $       975,312
         325,738            Bombardier Recreational Products, Inc., Term B Loan,
                            3.74% (LIBOR + 250 bps), 6/30/23                                        327,112
                                                                                            ---------------
                                                                                            $     1,302,424
                                                                                            ---------------
                            Total Consumer Durables & Apparel                               $     8,305,775
-----------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 9.3%
                            Casinos & Gaming -- 2.0%
         299,250            CityCenter Holdings LLC, Term B Loan, 3.85%
                            (LIBOR + 250 bps), 4/18/24                                      $       300,980
         507,802            Eldorado Resorts, Inc., Term Loan, 3.554%
                            (LIBOR + 225 bps), 4/17/24                                              508,542
       2,064,366            Golden Nugget, Inc., Initial Term Loan B, 4.598%
                            (LIBOR + 325 bps), 10/4/23                                            2,083,350
       2,840,916            Scientific Games International, Inc., Initial Term B-4
                            Loan, 4.657% (LIBOR + 325 bps), 8/14/24                               2,871,322
         480,738            Station Casinos LLC, Term B Facility Loan, 3.82%
                            (LIBOR + 250 bps), 6/8/23                                               482,074
                                                                                            ---------------
                                                                                            $     6,246,268
-----------------------------------------------------------------------------------------------------------
                            Education Services -- 2.6%
       3,379,434            Bright Horizons Family Solutions LLC (fka Bright
                            Horizons Family Solutions, Inc.), Term B Loan, 3.6%
                            (LIBOR + 225 bps/PRIME + 125 bps), 11/7/23                      $     3,395,628
       1,096,114            Cengage Learning Acquisitions, Inc., 2016 Refinancing
                            Term Loan, 5.495% (LIBOR + 425 bps), 6/7/23                           1,048,942
       1,715,175            KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                            5.083% (LIBOR + 375 bps), 8/12/22                                     1,724,555
       1,675,880            Laureate Education, Inc., Series 2024 Term Loan, 5.85%
                            (LIBOR + 450 bps), 4/26/24                                            1,687,402
                                                                                            ---------------
                                                                                            $     7,856,527
-----------------------------------------------------------------------------------------------------------
                            Hotels, Resorts & Cruise Lines -- 0.6%
         538,328            Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                            3.328% (LIBOR + 200 bps), 10/25/23                              $       541,723
       1,140,402            Sabre GLBL, Inc. (fka Sabre, Inc.), 2017 B-1 Incremental
                            Term Loan, 3.6% (LIBOR + 225 bps), 2/22/24                            1,146,816
                                                                                            ---------------
                                                                                            $     1,688,539
-----------------------------------------------------------------------------------------------------------
                            Leisure Facilities -- 1.5%
         833,000            Cedar Fair LP, US Term B Loan, 3.6% (LIBOR +
                            225 bps), 4/13/24                                               $       839,941
       1,580,967            Fitness International LLC, Term B Loan, 4.85%
                            (LIBOR + 350 bps), 7/1/20                                             1,597,765
         853,736            Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                            4.229% (LIBOR + 275 bps), 6/10/22                                       856,404

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Leisure Facilities -- (continued)
       1,286,450            Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.321%
                            (LIBOR + 200 bps/PRIME + 100 bps), 6/30/22                      $     1,295,898
                                                                                            ---------------
                                                                                            $     4,590,008
-----------------------------------------------------------------------------------------------------------
                            Restaurants -- 1.5%
       1,486,909            1011778 BC Unlimited Liability Co. (New Red
                            Finance, Inc.) (aka Burger King/Tim Hortons), Term
                            B-3 Loan, 3.593% (LIBOR + 225 bps), 2/16/24                     $     1,488,768
         249,375            NPC International, Inc., First Lien Initial Term Loan,
                            4.838% (LIBOR + 350 bps), 4/19/24                                       251,245
       1,940,000            Red Lobster Management LLC, First Lien Initial Term
                            Loan, 6.6% (LIBOR + 525 bps), 7/28/21                                 1,953,337
          42,735(b)         TMK Hawk Parent Corp., First Lien Delayed Draw Term
                            Loan, 8/28/24                                                            43,127
         957,265            TMK Hawk Parent Corp., First Lien Initial Term Loan,
                            4.88% (LIBOR + 350 bps), 8/28/24                                        966,040
                                                                                            ---------------
                                                                                            $     4,702,517
-----------------------------------------------------------------------------------------------------------
                            Specialized Consumer Services -- 1.1%
       1,995,000            Constellis Holdings LLC, First Lien Term B Loan, 6.333%
                            (LIBOR + 500 bps), 4/21/24                                      $     2,017,444
       1,389,749            Creative Artists Agency LLC, Refinancing Term Loan, 4.75%
                            (LIBOR + 350 bps), 2/15/24                                            1,401,257
                                                                                            ---------------
                                                                                            $     3,418,701
                                                                                            ---------------
                            Total Consumer Services                                         $    28,502,560
-----------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 3.8%
                            Asset Management & Custody Banks -- 0.5%
       1,479,885            Vistra Group, Ltd., USD Term Loan, 4.6% (LIBOR +
                            325 bps), 10/26/22                                              $     1,479,885
-----------------------------------------------------------------------------------------------------------
                            Consumer Finance -- 0.3%
       1,065,876            Trans Union LLC, 2017 Replacement Term B-3 Loan,
                            3.35% (LIBOR + 200 bps), 4/10/23                                $     1,071,538
-----------------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 0.3%
         717,335            Freedom Mortgage Corp., Initial Term Loan, 6.956%
                            (LIBOR + 550 bps), 2/23/22                                      $       728,992
         342,128            Outfront Media Capital LLC (Outfront Media Capital
                            Corp.), Term Loan, 3.313% (LIBOR + 200 bps), 3/18/24                    343,795
                                                                                            ---------------
                                                                                            $     1,072,787
-----------------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.5%
         424,859            Duff & Phelps Corp., Restatement Term Loan, 4.607%
                            (LIBOR + 325 bps), 10/12/24                                     $       426,551
         630,522            Guggenheim Partners Investment Management Holdings
                            LLC, Term B Loan, 4.1% (LIBOR + 275 bps), 7/21/23                       630,653

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 19

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- (continued)
         448,750            LPL Holdings, Inc., Tranche B Term Loan, 3.652%
                            (LIBOR + 225 bps), 9/23/24                                      $       449,872
                                                                                            ---------------
                                                                                            $     1,507,076
-----------------------------------------------------------------------------------------------------------
                            Other Diversified Financial Services -- 1.0%
         324,373            Delos Finance S.a.r.l., New Term Loan, 3.333%
                            (LIBOR + 200 bps), 10/6/23                                      $       327,414
         727,396            Fly Funding II S.a.r.l., New Term Loan, 3.41%
                            (LIBOR + 200 bps), 2/9/23                                               728,760
       1,962,875            Livingston International, Inc., First Lien Initial Term B-1
                            Loan, 5.583% (LIBOR + 425 bps), 4/18/19                               1,913,803
                                                                                            ---------------
                                                                                            $     2,969,977
-----------------------------------------------------------------------------------------------------------
                            Specialized Finance -- 1.2%
       1,000,000(b)         CTC AcquiCo GmbH, term Loan, 11/29/24                           $       997,500
       1,220,537            DBRS, Ltd., Initial Term Loan, 6.729% (LIBOR +
                            525 bps), 3/4/22                                                      1,223,588
       1,496,250            Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                            Initial Term Loan, 6.6% (LIBOR + 525 bps), 4/29/24                    1,507,472
                                                                                            ---------------
                                                                                            $     3,728,560
                                                                                            ---------------
                            Total Diversified Financials                                    $    11,829,823
-----------------------------------------------------------------------------------------------------------
                            ENERGY -- 3.9%
                            Oil & Gas Drilling -- 0.8%
       1,000,000            Gavilan Resources LLC, Second Lien Initial Term Loan,
                            7.245% (LIBOR + 600 bps), 3/1/24                                $       985,000
       1,500,000            Traverse Midstream Partners LLC, Advance Term Loan,
                            5.33% (LIBOR + 400 bps), 9/27/24                                      1,516,500
                                                                                            ---------------
                                                                                            $     2,501,500
-----------------------------------------------------------------------------------------------------------
                            Oil & Gas Equipment & Services -- 0.3%
       1,626,138            FR Dixie Acquisition Corp., Term Loan, 6.229%
                            (LIBOR + 475 bps), 12/18/20                                     $     1,000,075
-----------------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 1.3%
       1,000,000            California Resources Corp., Term Loan, 11.658%
                            (LIBOR + 1,038 bps), 12/31/21                                   $     1,087,500
       1,000,000            Chesapeake Energy Corp., Term Loan Class A, 8.954%
                            (LIBOR + 750 bps), 8/23/21                                            1,067,500
       1,250,000            Medallion Midland Acquisition LLC, Initial Term Loan,
                            4.562% (LIBOR + 325 bps), 10/30/24                                    1,255,469
         598,750            MEG Energy Corp., Initial Term Loan, 4.833%
                            (LIBOR + 350 bps), 12/31/23                                             600,153
                                                                                            ---------------
                                                                                            $     4,010,622
-----------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 1.1%
       1,195,887            Energy Transfer Equity LP, Refinanced Loan, 3.283%
                            (LIBOR + 200 bps), 2/2/24                                       $     1,192,483

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- (continued)
       2,090,659            Gulf Finance LLC, Tranche B Term Loan, 6.59%
                            (LIBOR + 525 bps), 8/25/23                                      $     1,965,219
                                                                                            ---------------
                                                                                            $     3,157,702
-----------------------------------------------------------------------------------------------------------
                            Pipeline -- 0.4%
       1,199,250            Summit Midstream Partners Holdings LLC, Term Loan
                            Credit Facility, 7.35% (LIBOR + 600 bps), 5/13/22               $     1,221,236
                                                                                            ---------------
                            Total Energy                                                    $    11,891,135
-----------------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 2.0%
                            Food Distributors -- 0.9%
         894,505            CTI Foods Holding Co., LLC, First Lien Term Loan, 4.85%
                            (LIBOR + 350 bps), 6/29/20                                      $       800,583
       1,000,000            CTI Foods Holding Co., LLC, Second Lien Term Loan, 8.6%
                            (LIBOR + 725 bps), 6/28/21                                              800,000
       1,113,157            Mill US Acquisition, First Lien Term Loan, 5.34%
                            (LIBOR + 400 bps), 7/3/20                                             1,095,764
                                                                                            ---------------
                                                                                            $     2,696,347
-----------------------------------------------------------------------------------------------------------
                            Food Retail -- 1.1%
       1,382,437            Albertson's LLC, 2017-1 Term B-6 Loan, 4.462%
                            (LIBOR + 300 bps), 6/22/23                                      $     1,345,380
         449,382            Packers Holdings LLC, Initial Term Loan, 4.743%
                            (LIBOR + 350 bps), 12/2/21                                              451,254
       1,550,000(b)         Packers Holdings LLC, Term Loan, 11/18/24                             1,556,781
                                                                                            ---------------
                                                                                            $     3,353,415
                                                                                            ---------------
                            Total Food & Staples Retailing                                  $     6,049,762
-----------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 4.8%
                            Agricultural Products -- 0.5%
       1,650,447            NVA Holdings, Inc., First Lien Term B-2 Loan, 4.833%
                            (LIBOR + 350 bps), 8/14/21                                      $     1,664,888
-----------------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 4.3%
       1,633,500            Amplify Snack Brands, Inc., Term Loan, 6.75%
                            (LIBOR + 550 bps), 9/2/23                                       $     1,584,495
         798,744            Chobani LLC, First Lien New Term Loan, 4.742%
                            (LIBOR + 350 bps), 10/10/23                                             809,227
       1,000,000            Del Monte Foods, Inc., Second Lien Initial Term Loan,
                            8.69% (LIBOR + 725 bps), 8/18/21                                        491,667
       1,228,823            Dole Food Co., Inc., Tranche B Term Loan, 4.034%
                            (LIBOR + 275 bps/PRIME + 175 bps), 4/6/24                             1,235,187
       1,450,000            Give and Go Prepared Foods Corp. (fka GG Foods
                            Acquisition Corp.), First Lien 2017 Term Loan, 5.704%
                            (LIBOR + 425 bps), 7/29/23                                            1,466,312
       1,688,288            Hearthside Group Holdings LLC, 2017 Replacement Term
                            Loan, 4.35% (LIBOR + 300 bps), 6/2/21                                 1,699,894

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 21

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- (continued)
         985,050            JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                            3.764% (LIBOR + 250 bps), 10/30/22                              $       966,427
       1,931,208            Pinnacle Foods Finance LLC, Initial Term Loan, 3.243%
                            (LIBOR + 200 bps), 2/2/24                                             1,944,121
       1,496,250            Post Holdings, Inc., Series A Incremental Term Loan, 3.6%
                            (LIBOR + 225 bps), 5/24/24                                            1,503,615
       1,455,000            Shearer's Foods LLC, First Lien Term Loan, 5.27%
                            (LIBOR + 394 bps), 6/30/21                                            1,449,544
                                                                                            ---------------
                                                                                            $    13,150,489
                                                                                            ---------------
                            Total Food, Beverage & Tobacco                                  $    14,815,377
-----------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 14.1%
                            Health Care Distributors -- 0.3%
       1,000,000(b)         PharMerica Corp., First Lien Term Loan, 9/26/24                 $     1,006,562
-----------------------------------------------------------------------------------------------------------
                            Health Care Equipment -- 0.4%
       1,243,750            Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B
                            Loan, 3.583% (LIBOR + 225 bps), 10/25/23                        $     1,262,406
-----------------------------------------------------------------------------------------------------------
                            Health Care Facilities -- 3.4%
       1,515,913            Acadia Healthcare Co., Inc., Tranche B-2 Term Loan,
                            3.992% (LIBOR + 275 bps), 2/16/23                               $     1,526,967
       1,288,737            ATI Holdings Acquisition, Inc., First Lien Initial Term
                            Loan, 4.847% (LIBOR + 350 bps), 5/10/23                               1,301,625
         168,215            CHS/Community Health Systems, Inc., Incremental
                            2019 Term G Loan, 4.229% (LIBOR + 275 bps), 12/31/19                    164,219
         645,524            CHS/Community Health Systems, Inc., Incremental
                            2021 Term H Loan, 4.479% (LIBOR + 300 bps), 1/27/21                     618,533
       1,962,858            Kindred Healthcare, Inc., New Term Loan, 4.875%
                            (LIBOR + 350 bps), 4/9/21                                             1,970,317
       1,000,000            NVA Holdings, Inc., Second Lien Term Loan, 8.333%
                            (LIBOR + 700 bps), 8/14/22                                            1,008,333
         992,635            Quorum Health Corp., Term Loan, 8.1% (LIBOR +
                            675 bps), 4/29/22                                                       998,633
       1,403,599            Select Medical Corp., Tranche B Term Loan, 4.85%
                            (LIBOR + 350bps/PRIME + 250 bps), 3/1/21                              1,423,319
       1,290,368            Vizient, Inc., Term B-3 Loan, 4.85% (LIBOR +
                            350 bps), 2/13/23                                                     1,296,417
                                                                                            ---------------
                                                                                            $    10,308,363
-----------------------------------------------------------------------------------------------------------
                            Health Care Services -- 6.7%
         967,500            Aegis Toxicology Sciences Corp., First Lien Initial Term
                            Loan, 5.828% (LIBOR + 450 bps), 2/24/21                         $       948,150
       1,500,000            Alliance HealthCare Services, Inc., Second Lien Initial
                            Term Loan, 11.38% (LIBOR + 1,000 bps), 4/24/24                        1,477,500
         259,596            Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                            Term Loan, 6.833% (LIBOR + 550 bps), 8/4/21                             259,596

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Health Care Services -- (continued)
       1,549,463(c)         CCS Medical, Inc., Second Lien Term Loan, 13.25%
                            (13.25% PIK 0.0% cash) (PRIME + 900 bps), 5/1/18                $        23,242
         860,092            DaVita HealthCare Partners, Inc., Term Loan B2, 4.1%
                            (LIBOR + 275 bps), 6/24/21                                              869,441
       2,386,640            Envision Healthcare Corp. (fka Emergency Medical
                            Services Corp.), Initial Term Loan, 4.35% (LIBOR +
                            300 bps), 12/1/23                                                     2,394,845
         891,017            ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
                            Term B-1 Loan, 4.6% (LIBOR + 325 bps), 7/27/23                          897,421
       1,451,250            Genex Holdings, Inc., First Lien Term B Loan, 5.6%
                            (LIBOR + 425 bps), 5/28/21                                            1,444,901
       1,287,024            Genoa Healthcare Co., LLC, First Lien Term Loan, 4.6%
                            (LIBOR + 325 bps), 10/30/23                                           1,297,481
         100,000            Genoa Healthcare Co., LLC, Second Lien Initial Term
                            Loan, 9.35% (LIBOR + 800 bps), 10/28/24                                 101,500
         608,263            GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                            4.583% (LIBOR + 325 bps), 6/28/24                                       610,544
       1,472,437            HC Group Holdings III, Inc., First Lien Initial Term Loan,
                            6.35% (LIBOR + 500 bps), 4/7/22                                       1,489,002
       1,104,792            Jaguar Holding Co. I LLC (fka Jaguar Holding Co. I),
                            2017 Term Loan, 4.091% (LIBOR + 275 bps), 8/18/22                     1,108,036
         489,907            MPH Acquisition Holdings LLC, Initial Term Loan, 4.333%
                            (LIBOR + 300 bps), 6/7/23                                               490,913
       1,627,963            National Mentor Holdings, Inc., Tranche B Term Loan,
                            4.333% (LIBOR + 300 bps), 1/31/21                                     1,639,664
       1,308,934            nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                            Term B-2 Loan, 5.85% (LIBOR + 450 bps), 10/20/22                      1,316,501
       1,975,000            Prospect Medical Holdings, Inc., Term Loan, 7.5%
                            (LIBOR + 600 bps), 6/30/22                                            1,981,123
         497,500            Team Health Holdings, Inc., Initial Term Loan, 4.1%
                            (LIBOR + 275 bps), 2/6/24                                               486,617
       1,765,439            US Renal Care, Inc., First Lien Initial Term Loan, 5.583%
                            (LIBOR + 425 bps), 12/30/22                                           1,726,158
                                                                                            ---------------
                                                                                            $    20,562,635
-----------------------------------------------------------------------------------------------------------
                            Health Care Supplies -- 1.6%
       1,150,181            Greatbatch, Ltd., New Term B Loan, 4.5% (LIBOR +
                            325 bps), 10/27/22                                              $     1,160,245
       1,365,198            Halyard Health, Inc., Term Loan, 4.1% (LIBOR +
                            275 bps), 11/1/21                                                     1,375,437
         673,313            Kinetic Concepts, Inc., Dollar Term Loan, 4.583%
                            (LIBOR + 325 bps), 2/2/24                                               672,387
       1,808,288            Sterigenics-Nordion Holdings LLC, Incremental Term
                            Loan, 4.35% (LIBOR + 300 bps), 5/15/22                                1,808,288
                                                                                            ---------------
                                                                                            $     5,016,357
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 23

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Health Care Technology -- 1.5%
       1,578,227            Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                            Closing Date Term Loan, 4.1% (LIBOR +
                            275 bps), 3/1/24                                                $     1,584,022
       1,125,775(a)         Medical Card System, Inc., Term Loan, 1.859%
                            (LIBOR + 50 bps), 5/31/19                                               731,754
       1,212,219            MJ Acquisition Corp., Term Loan, 4.321% (LIBOR +
                            300 bps/PRIME + 200 bps), 6/1/22                                      1,225,812
       1,143,869            Press Ganey Holdings, Inc., First Lien Replacement
                            Term Loan, 4.35% (LIBOR + 300 bps), 10/23/23                          1,151,971
                                                                                            ---------------
                                                                                            $     4,693,559
-----------------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.2%
         349,456            MMM Holdings, Inc., MMM Term Loan, 10.25%
                            (LIBOR + 875 bps), 6/30/19                                      $       342,466
         254,053            MSO of Puerto Rico, Inc., Term Loan, 10.25%
                            (LIBOR + 875 bps), 6/30/19                                              248,972
                                                                                            ---------------
                                                                                            $       591,438
                                                                                            ---------------
                            Total Health Care Equipment & Services                          $    43,441,320
-----------------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 2.8%
                            Cleaning Products -- 0.4%
         498,750            Parfums Holding Co., Inc., First Lien Initial Term Loan,
                            6.083% (LIBOR + 475 bps), 6/30/24                               $       504,673
       1,000,000            Parfums Holding Co., Inc., Second Lien Initial Term
                            Loan, 10.09% (LIBOR + 875 bps), 6/30/25                                 988,750
                                                                                            ---------------
                                                                                            $     1,493,423
-----------------------------------------------------------------------------------------------------------
                            Household Products -- 2.0%
       1,500,000            Alphabet Holding Co., Inc. (aka Nature's Bounty), Term
                            Loan, 9.083% (LIBOR + 775 bps), 9/26/25                         $     1,365,000
         500,000            Alphabet Holding Co., Inc. (aka Nature's Bounty), Term
                            Loan B, 4.833% (LIBOR + 350 bps), 9/26/24                               479,584
         960,973            Spectrum Brands, Inc., 2017 Refinanced USD Term
                            Loan, 3.373% (LIBOR + 200 bps), 6/23/22                                 967,459
       1,237,224            Springer Science + Business Media GmbH, Term Loan B,
                            4.979% (LIBOR + 350 bps), 8/14/22                                     1,244,622
          72,838            Wash Multifamily Parent, Inc., First Lien Initial Canadian
                            Term Loan, 4.6% (LIBOR + 325 bps), 5/16/22                               73,157
         415,911            Wash Multifamily Parent, Inc., First Lien Initial US Term
                            Loan, 4.6% (LIBOR + 325 bps), 5/16/22                                   417,730
       1,496,250            WKI Holding Co., Inc., Initial Term Loan, 5.377%
                            (LIBOR + 400 bps), 5/1/24                                             1,496,250
                                                                                            ---------------
                                                                                            $     6,043,802
-----------------------------------------------------------------------------------------------------------
                            Personal Products -- 0.4%
         496,182            Atrium Innovations, Inc., First Lien Initial Tranche B-1
                            Term Loan, 4.583% (LIBOR + 325 bps), 2/15/21                    $       499,903

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Personal Products -- (continued)
         937,729            Revlon Consumer Products Corp., Initial Term Loan B,
                            4.85% (LIBOR + 350 bps), 9/7/23                                 $       704,730
                                                                                            ---------------
                                                                                            $     1,204,633
                                                                                            ---------------
                            Total Household & Personal Products                             $     8,741,858
-----------------------------------------------------------------------------------------------------------
                            INDUSTRIALS -- 0.3%
                            Industrial Machinery -- 0.3%
       1,000,000(b)         Circor International, Inc., Term Loan, 11/21/24                 $     1,000,312
                                                                                            ---------------
                            Total Industrials                                               $     1,000,312
-----------------------------------------------------------------------------------------------------------
                            INFORMATION TECHNOLOGY -- 0.7%
                            Communications Equipment -- 0.7%
       2,000,000(b)         Avaya, Inc., Term Loan, 11/8/24                                 $     1,976,250
                                                                                            ---------------
                            Total Information Technology                                    $     1,976,250
-----------------------------------------------------------------------------------------------------------
                            INSURANCE -- 3.3%
                            Insurance Brokers -- 0.4%
       1,272,661            NFP Corp., Term B Loan, 4.85% (LIBOR + 350 bps), 1/8/24         $     1,282,107
-----------------------------------------------------------------------------------------------------------
                            Life & Health Insurance -- 0.6%
       1,870,960            Integro, Ltd., Initial Term Loan, 7.133% (LIBOR +
                            575 bps), 10/31/22                                              $     1,866,283
-----------------------------------------------------------------------------------------------------------
                            Multi-Line Insurance -- 0.2%
         654,153            Alliant Holdings I LLC, Term Loan B, 4.578% (LIBOR +
                            325 bps), 8/12/22                                               $       657,875
-----------------------------------------------------------------------------------------------------------
                            Property & Casualty Insurance -- 2.1%
       1,643,745            Acrisure LLC, First Lien 2017-2 Refinancing Term Loan,
                            5.647% (LIBOR + 425 bps), 11/22/23                              $     1,661,210
         500,000            Confie Seguros Holding II Co., Second Lien Term Loan,
                            10.979% (LIBOR + 950 bps), 5/8/19                                       490,000
       2,385,355            Confie Seguros Holding II Co., Term B Loan, 6.729%
                            (LIBOR + 525 bps), 4/19/22                                            2,371,639
         270,000(b)         USI, Inc. (fka Compass Investors, Inc.), Initial Term
                            Loan, 5/16/24                                                           269,381
       1,400,000            USI, Inc. (fka Compass Investors, Inc.), Initial Term
                            Loan, 4.35% (LIBOR + 300 bps), 5/16/24                                1,398,541
                                                                                            ---------------
                                                                                            $     6,190,771
                                                                                            ---------------
                            Total Insurance                                                 $     9,997,036
-----------------------------------------------------------------------------------------------------------
                            MATERIALS -- 16.1%
                            Construction Materials -- 1.3%
         991,063            84 Lumber Co., Term B-1 Loan, 6.537% (LIBOR +
                            525 bps), 10/25/23                                              $     1,000,973
       1,238,741            American Bath Group LLC, First Lien Replacement Term
                            Loan, 6.583% (LIBOR + 525 bps), 9/30/23                               1,253,451

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 25

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Construction Materials -- (continued)
         497,500            American Builders & Contractors Supply Co., Inc.,
                            Additional Term B-1 Loan, 3.85% (LIBOR +
                            250 bps), 10/31/23                                              $       500,143
         498,750            Associated Asphalt Partners LLC, Tranche B Term Loan,
                            6.6% (LIBOR + 525 bps), 4/5/24                                          458,850
         872,813            Penn Engineering & Manufacturing Corp., Tranche B
                            Term Loan, 4.1% (LIBOR + 275 bps), 6/27/24                              877,176
                                                                                            ---------------
                                                                                            $     4,090,593
-----------------------------------------------------------------------------------------------------------
                            Diversified Chemicals -- 4.0%
         819,584            Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                            Tranche B-2 Term Loan, 4.712% (LIBOR +
                            325 bps), 9/13/23                                               $       823,682
         617,466            Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                            Tranche B-3 Term Loan, 4.712% (LIBOR +
                            325 bps), 9/13/23                                                       620,553
         500,000            Avantor, Inc., Initial Dollar Term Loan, 5.287%
                            (LIBOR + 400 bps), 11/21/24                                             501,250
       1,244,087            Axalta Coating Systems Dutch Holding B BV (Axalta
                            Coating Systems US Holdings, Inc.), Term B-2 Dollar
                            Loan, 3.333% (LIBOR + 200 bps), 6/1/24                                1,250,048
       1,214,711            Azelis Finance SA (Azelis US Holding, Inc.), 2017
                            Refinancing Dollar Term Loan, 5.053% (LIBOR +
                            375 bps), 12/16/22                                                    1,226,859
       1,678,814            Nexeo Solutions LLC, Term B Loan, 5.147%
                            (LIBOR + 375 bps), 6/9/23                                             1,689,830
         565,612            Orion Engineered Carbons GmbH, Initial Dollar Term
                            Loan, 3.833% (LIBOR + 250 bps), 7/25/24                                 568,087
         609,878            Plaskolite LLC, First Lien Term Loan, 5.333%
                            (LIBOR + 400 bps), 11/3/22                                              612,928
       1,361,963            Tata Chemicals North America, Term Loan, 4.125%
                            (LIBOR + 275 bps), 8/7/20                                             1,367,479
         408,140            Tronox, Ltd., First Lien Blocked Dollar Term Loan, 4.323%
                            (LIBOR + 300 bps), 9/23/24                                              412,323
         941,860            Tronox, Ltd., First Lien Initial Dollar Term Loan, 4.323%
                            (LIBOR + 300 bps), 9/23/24                                              951,514
       1,798,472            Univar USA, Inc., Term Loan B, 3.838%
                            (LIBOR + 250 bps), 7/1/24                                             1,806,527
         500,000            Vantage Specialty Chemicals, Inc., First Lien Closing Date
                            Term Loan, 5.371% (LIBOR + 400 bps), 10/28/24                           504,271
                                                                                            ---------------
                                                                                            $    12,335,351
-----------------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 1.5%
       1,732,500            Global Brass and Copper, Inc., Initial Term Loan, 4.625%
                            (LIBOR + 325 bps), 7/18/23                                      $     1,756,322
         965,000            Hi-Crush Partners LP, Advance, 5.083%
                            (LIBOR + 375 bps), 4/28/21                                              965,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- (continued)
         780,000            Oxbow Carbon LLC (Oxbow Calcining LLC), Tranche B
                            Term Loan, 4.85% (LIBOR + 350 bps), 1/17/20                     $       790,237
         985,268            US Silica Co., Term Loan, 4.375%
                            (LIBOR + 300 bps), 7/23/20                                              988,142
                                                                                            ---------------
                                                                                            $     4,499,701
-----------------------------------------------------------------------------------------------------------
                            Fertilizers & Agricultural Chemicals -- 0.6%
       1,710,625            Methanol Holdings (Trinidad), Ltd. (Methanol Holdings
                            (Delaware) LLC), Initial Term Loan, 4.85% (LIBOR +
                            350 bps), 6/30/22                                               $     1,711,651
-----------------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 2.3%
       1,004,333            Berry Global, Inc. (fka Berry Plastics Corp.), Term M
                            Loan, 3.559% (LIBOR + 225 bps), 10/1/22                         $     1,008,649
         956,608            BWay Holding Co., Initial Term Loan, 4.598%
                            (LIBOR + 325 bps), 4/3/24                                               962,189
       1,437,843            Coveris Holdings SA (fka Exopack Holdings SA), USD
                            Term B-1 Loan, 5.583% (LIBOR + 425 bps), 6/29/22                      1,441,438
       1,304,689            Tank Holding Corp., Initial Term Loan, 5.561%
                            (LIBOR +425 bps/PRIME + 325 bps), 3/16/22                             1,314,069
       1,050,000            Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 4.673%
                            (LIBOR + 325 bps), 10/17/24                                           1,056,890
       1,246,875            Twist Beauty International Holdings SA, Facility B, 5.406%
                            (LIBOR + 375 bps), 4/22/24                                            1,257,785
                                                                                            ---------------
                                                                                            $     7,041,020
-----------------------------------------------------------------------------------------------------------
                            Paper Packaging -- 1.8%
       2,023,185            Caraustar Industries, Inc., Refinancing Term Loan, 6.833%
                            (LIBOR + 550 bps), 3/14/22                                      $     2,029,507
       1,514,750            Expera Specialty Solutions LLC, Term Loan B, 5.6%
                            (LIBOR + 425 bps), 11/3/23                                            1,535,578
       1,104,375            Onex Wizard Acquisition Co. I S.a.r.l. (aka SIG Combibloc
                            Group), Term Loan, 4.35% (LIBOR + 300 bps), 3/11/22                   1,110,817
       1,000,000            Plastipak Holdings, Inc., Tranche B Term Loan, 4.02%
                            (LIBOR + 275 bps), 10/14/24                                           1,006,458
                                                                                            ---------------
                                                                                            $     5,682,360
-----------------------------------------------------------------------------------------------------------
                            Paper Products -- 0.6%
         307,407            Ranpak Corp., Second Lien Initial Term Loan, 8.533%
                            (LIBOR + 725 bps), 10/3/22                                      $       305,871
       1,565,027            Ranpak Corp., Tranche B-1 USD Term Loan, 4.6%
                            (LIBOR + 325 bps), 10/1/21                                            1,576,764
                                                                                            ---------------
                                                                                            $     1,882,635
-----------------------------------------------------------------------------------------------------------
                            Specialty Chemicals -- 2.1%
       1,458,349            Ferro Corp., US Dollar Term Loan, 3.85%
                            (LIBOR + 250 bps), 2/14/24                                      $     1,465,640

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 27

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Specialty Chemicals -- (continued)
         350,000            H.B. Fuller Co., Commitment, 3.533%
                            (LIBOR + 225 bps), 10/20/24                                     $       351,750
       1,169,860            MacDermid, Inc. (Platform Specialty Products Corp.),
                            Tranche B-6 Term Loan, 4.35% (LIBOR + 300 bps), 6/7/23                1,177,659
       1,580,000            Omnova Solutions, Inc., Term B-2 Loan, 5.6%
                            (LIBOR + 425 bps), 8/25/23                                            1,603,700
       1,348,544            PQ Corp., Second Amendment Tranche B-1 Term Loan,
                            4.63% (LIBOR + 325 bps), 11/4/22                                      1,363,295
         498,741            Versum Materials, Inc. (fka Versum Materials LLC), Term
                            Loan, 3.333% (LIBOR + 200 bps), 9/29/23                                 501,858
                                                                                            ---------------
                                                                                            $     6,463,902
-----------------------------------------------------------------------------------------------------------
                            Steel -- 1.9%
       1,965,382            Atkore International, Inc., First Lien Initial Incremental
                            Term Loan, 4.34% (LIBOR + 300 bps), 12/22/23                    $     1,980,326
       1,000,000            Big River Steel LLC, Closing Date Term Loan, 6.333%
                            (LIBOR + 500 bps), 8/23/23                                            1,022,500
         862,898            TMS International Corp. (aka Tube City IMS Corp.),
                            Term B-1 Loan, 4.246% (LIBOR + 300 bps), 8/14/24                        867,213
       1,953,860            Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                            Term Loan, 4.073% (LIBOR + 275 bps), 6/14/21                          1,968,026
                                                                                            ---------------
                                                                                            $     5,838,065
                                                                                            ---------------
                            Total Materials                                                 $    49,545,278
-----------------------------------------------------------------------------------------------------------
                            MEDIA -- 11.8%
                            Advertising -- 1.8%
       1,936,148            CB Poly Investments LLC, First Lien Closing Date Term
                            Loan, 6.1% (LIBOR + 475 bps), 8/16/23                           $     1,951,879
         611,200            Checkout Holding Corp., First Lien Term B Loan, 4.85%
                            (LIBOR + 350 bps), 4/9/21                                               471,863
       1,952,625            Crossmark Holdings, Inc., First Lien Term Loan, 4.833%
                            (LIBOR + 350 bps), 12/20/19                                           1,137,404
       2,000,000(b)         Red Ventures LLC (New Imagitas, Inc.), First Lien Term
                            Loan, 11/8/24                                                         1,994,250
                                                                                            ---------------
                                                                                            $     5,555,396
-----------------------------------------------------------------------------------------------------------
                            Broadcasting -- 3.9%
         760,276            A-L Parent LLC (aka Learfield Communications), First Lien
                            Initial Term Loan, 4.6% (LIBOR + 325 bps), 12/1/23              $       763,760
         750,000(b)         Beasley Mezzanine Holdings LLC, Term Loan B, 11/17/23                   754,700
         195,000            CBS Radio, Inc., Term B-1 Loan, 4.172%
                            (LIBOR + 275 bps), 11/18/24                                             195,792
         497,500            CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                            March 2017 Refinancing Term Loan, 3.514% (LIBOR +
                            225 bps), 7/17/25                                                       495,013
         528,756            Gray Television, Inc., Term B-2 Loan, 3.493%
                            (LIBOR + 225 bps), 2/7/24                                               531,665

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Broadcasting -- (continued)
         678,333            Hubbard Radio LLC, Term Loan, 4.6%
                            (LIBOR + 325 bps), 5/27/22                                      $       680,029
       2,619,000            MediArena Acquisition BV (fka AP NMT Acquisition BV),
                            First Lien Dollar Term B Loan, 7.085% (LIBOR +
                            575 bps), 8/13/21                                                     2,583,643
         525,000            Raycom TV Broadcasting LLC, Term Loan B, 4.078%
                            (LIBOR + 275 bps), 8/23/24                                              529,758
       1,972,692            Sinclair Television Group, Inc., Tranche B Term Loan, 3.6%
                            (LIBOR + 225 bps), 1/3/24                                             1,973,497
       1,238,842            Townsquare Media, Inc., Additional Term B Loan, 4.423%
                            (LIBOR + 300 bps), 4/1/22                                             1,244,519
       2,105,327            Univision Communications, Inc., 2017 Replacement
                            Repriced First Lien Term Loan, 4.1% (LIBOR +
                            275 bps), 3/15/24                                                     2,094,507
                                                                                            ---------------
                                                                                            $    11,846,883
-----------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 2.2%
         349,125            Cable One, Inc., Incremental Term B-1 Loan, 3.57%
                            (LIBOR + 225 bps), 5/1/24                                       $       350,434
       1,958,088            Charter Communications Operating LLC (aka CCO
                            Safari LLC), Term F-1 Loan, 3.35% (LIBOR + 200 bps), 1/3/21           1,966,926
       1,838,400            MCC Iowa LLC, Tranche M Term Loan, 3.21%
                            (LIBOR + 200 bps), 1/15/25                                            1,844,527
         425,000            Telenet Financing USD LLC, Term Loan AI Facility, 4.0%
                            (LIBOR + 275 bps), 6/30/25                                              426,063
       1,099,000            UPC Financing Partnership, Facility AR, 3.75%
                            (LIBOR + 250 bps), 1/15/26                                            1,101,944
       1,117,713            Virgin Media Bristol LLC, Facility K, 3.75%
                            (LIBOR + 250 bps), 1/15/26                                            1,118,511
                                                                                            ---------------
                                                                                            $     6,808,405
-----------------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 1.7%
       1,134,750            AMC Entertainment, Inc., Initial Term Loan, 3.5%
                            (LIBOR + 225 bps), 12/15/22                                     $     1,139,252
       1,000,000            CDS US Intermediate Holdings, Inc. (Cirque Du Soleil
                            Canada, Inc.), Second Lien Initial Term Loan, 9.583%
                            (LIBOR + 825 bps), 7/10/23                                              999,167
         323,529            Kasima LLC, Term Loan, 3.842%
                            (LIBOR + 250 bps), 5/17/21                                              326,562
         474,434            Live Nation Entertainment, Inc., Term B-3 Loan, 3.625%
                            (LIBOR + 225 bps), 10/31/23                                             478,289
       1,053,250            Seminole Hard Rock Entertainment, Inc., Term Loan,
                            4.083% (LIBOR + 275 bps), 5/14/20                                     1,060,272
       1,275,132            WMG Acquisition Corp., Tranche D Term Loan, 3.828%
                            (LIBOR + 250 bps), 11/1/23                                            1,278,918
                                                                                            ---------------
                                                                                            $     5,282,460
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 29

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Publishing -- 2.2%
         729,699            DH Publishing LP, Term B-5 Loan, 3.91%
                            (LIBOR + 250 bps), 8/21/23                                      $       733,008
         857,040            Houghton Mifflin Holdings, Inc., Term Loan, 4.35%
                            (LIBOR + 300 bps), 5/28/21                                              799,190
          59,120            Lee Enterprises, Inc., First Lien Term Loan, 7.6%
                            (LIBOR + 625 bps), 3/31/19                                               59,303
       2,962,500            McGraw-Hill Global Education Holdings LLC, First Lien
                            Term B Loan, 5.35% (LIBOR + 400 bps), 5/4/22                          2,971,758
       1,716,334            Quincy Newspapers, Inc., Term Loan B, 4.611%
                            (LIBOR + 325 bps/PRIME + 225 bps), 11/2/22                            1,727,061
         549,911            Trader Corp., First Lien 2017 Refinancing Term Loan,
                            4.41% (LIBOR + 300 bps), 9/28/23                                        552,661
                                                                                            ---------------
                                                                                            $     6,842,981
                                                                                            ---------------
                            Total Media                                                     $    36,336,125
-----------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                            SCIENCES -- 3.2%
                            Biotechnology -- 0.5%
       1,071,516            Alkermes, Inc., 2021 Term Loan, 4.07%
                            (LIBOR + 275 bps), 9/25/21                                      $     1,080,222
         447,750            Lantheus Holdings, Inc., Term Loan, 5.097%
                            (LIBOR + 375 bps), 6/30/22                                              450,759
                                                                                            ---------------
                                                                                            $     1,530,981
-----------------------------------------------------------------------------------------------------------
                            Life Sciences Tools & Services -- 1.3%
       1,750,000            Albany Molecular Research, Inc., First Lien Initial Term
                            Loan, 4.583% (LIBOR + 325 bps), 8/30/24                         $     1,758,204
       1,000,000            Albany Molecular Research, Inc., Second Lien Initial
                            Term Loan, 8.333% (LIBOR + 700 bps), 8/30/25                          1,020,000
         430,726            Catalent Pharma Solutions, Inc. (fka Cardinal Health
                            409, Inc.), Dollar Term Loan, 3.6% (LIBOR +
                            225 bps), 5/20/24                                                       433,918
         897,727            Explorer Holdings, Inc., Initial Term Loan, 5.13%
                            (LIBOR + 375 bps), 5/2/23                                               907,827
                                                                                            ---------------
                                                                                            $     4,119,949
-----------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 1.4%
       1,605,975            Endo Luxembourg Finance Company I S.a.r.l., Initial
                            Term Loan, 5.625% (LIBOR + 425 bps), 4/29/24                    $     1,618,521
         895,500            Horizon Pharma, Inc., Third Amendment Refinanced
                            Term Loan, 4.563% (LIBOR + 325 bps), 3/29/24                            901,657
         606,745            Mallinckrodt International Finance SA, 2017 Term B
                            Loan, 4.083% (LIBOR + 275 bps), 9/24/24                                 606,998
         300,000            Parexel International Corp., Term Loan B, 4.35%
                            (LIBOR + 300 bps), 9/27/24                                              302,063

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- (continued)
         687,057            Valeant Pharmaceuticals International, Inc., Series F
                            Tranche B Term Loan, 4.75% (LIBOR + 350 bps), 4/1/22            $       692,639
                                                                                            ---------------
                                                                                            $     4,121,878
                                                                                            ---------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences            $     9,772,808
-----------------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 2.0%
                            Diversified REITs -- 0.3%
         445,508            ESH Hospitality, Inc., Repriced Term Loan, 3.6%
                            (LIBOR + 225 bps), 8/30/23                                      $       447,133
         500,000(b)         iStar, Inc. (fka iStar Financial, Inc.), Term Loan, 10/1/21             504,362
                                                                                            ---------------
                                                                                            $       951,495
-----------------------------------------------------------------------------------------------------------
                            Hotel & Resort REIT -- 0.4%
       1,344,525            MGM Growth Properties Operating Partnership LP, Term B
                            Loan, 3.6% (LIBOR + 225 bps), 4/25/23                           $     1,352,088
-----------------------------------------------------------------------------------------------------------
                            Retail REITs -- 0.7%
       1,982,319            DTZ US Borrower LLC, First Lien Initial Term Loan, 4.694%
                            (LIBOR + 325 bps), 11/4/21                                      $     1,953,616
          85,106            DTZ US Borrower LLC, Second Lien Initial Term Loan,
                            9.63% (LIBOR + 825 bps), 11/4/22                                         85,532
                                                                                            ---------------
                                                                                            $     2,039,148
-----------------------------------------------------------------------------------------------------------
                            Specialized REIT -- 0.6%
       1,955,287            Communications Sales & Leasing, Inc. (CSL
                            Capital LLC), Shortfall Term Loan, 4.35% (LIBOR +
                            300 bps), 10/24/22                                              $     1,886,598
                                                                                            ---------------
                            Total Real Estate                                               $     6,229,329
-----------------------------------------------------------------------------------------------------------
                            RETAILING -- 3.6%
                            Apparel Retail -- 0.6%
         518,433            Hudson's Bay Co., Term Loan B, 4.718%
                            (LIBOR + 325 bps), 9/30/22                                      $       511,305
       1,210,152            Men's Wearhouse, Inc., Term Loan B, 4.785%
                            (LIBOR + 350 bps), 6/18/21                                            1,199,940
                                                                                            ---------------
                                                                                            $     1,711,245
-----------------------------------------------------------------------------------------------------------
                            Automotive Retail -- 0.4%
       1,098,034            CWGS Group LLC, Term Loan, 4.243%
                            (LIBOR + 300 bps), 11/8/23                                      $     1,106,041
-----------------------------------------------------------------------------------------------------------
                            Department Stores -- 0.3%
         450,000            Archroma Finance S.a.r.l., First Lien Facility B2, 5.602%
                            (LIBOR + 425 bps), 8/12/24                                      $       453,375
         493,631            J.C. Penney Corp., Inc., Term Loan, 5.729%
                            (LIBOR + 425 bps), 6/23/23                                              450,849
                                                                                            ---------------
                                                                                            $       904,224
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 31

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Home Improvement Retail -- 0.4%
       1,400,603            Apex Tool Group LLC, Term Loan, 4.6%
                            (LIBOR + 325 bps), 1/31/20                                      $     1,395,787
-----------------------------------------------------------------------------------------------------------
                            Specialty Stores -- 1.9%
         745,852            Michaels Stores, Inc., 2016 New Replacement Term B-1
                            Loan, 4.07% (LIBOR + 275 bps), 1/30/23                          $       740,899
         724,935            Party City Holdings, Inc., 2016 Replacement Term Loan,
                            4.44% (LIBOR + 300 bps), 8/19/22                                        726,351
       2,446,944            PetSmart, Inc., Tranche B-2 Term Loan, 4.34%
                            (LIBOR + 300 bps), 3/11/22                                            2,106,921
       2,500,000            Staples, Inc., Term Loan B, 5.31%
                            (LIBOR + 400 bps), 9/12/24                                            2,396,875
                                                                                            ---------------
                                                                                            $     5,971,046
                                                                                            ---------------
                            Total Retailing                                                 $    11,088,343
-----------------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 1.6%
                            Semiconductor Equipment -- 0.8%
         265,443            Entegris, Inc., New Tranche B Term Loan, 3.6%
                            (LIBOR + 225 bps), 4/30/21                                      $       266,439
       1,724,946            MACOM Technology Solutions Holdings, Inc. (fka
                            M/A-COM Technology Solutions Holdings, Inc.), Initial
                            Term Loan, 3.563% (LIBOR + 225 bps), 5/17/24                          1,726,024
         248,741            Micron Technology, Inc., Term Loan, 3.39%
                            (LIBOR + 200 bps), 4/26/22                                              251,259
         242,529            MKS Instruments, Inc., Tranche B-3 Term Loan, 3.35%
                            (LIBOR + 200 bps), 5/1/23                                               245,106
                                                                                            ---------------
                                                                                            $     2,488,828
-----------------------------------------------------------------------------------------------------------
                            Semiconductors -- 0.8%
         498,750            Bright Bidco BV (aka Lumileds LLC), First Lien Term B
                            Loan, 5.836% (LIBOR + 450 bps), 6/30/24                         $       504,829
         285,644            Microsemi Corp., Term Loan B, 3.383%
                            (LIBOR + 200 bps), 1/13/23                                              286,956
       1,194,375            Mirion Technologies (Finance) LLC (Mirion
                            Technologies, Inc.), First Lien Initial Term Loan, 6.083%
                            (LIBOR + 475 bps), 3/31/22                                            1,194,747
         417,499            ON Semiconductor Corp., 2017 New Replacement Term
                            Loan, 3.60% (LIBOR +225 bps), 3/31/23                           $       419,645
                                                                                            ---------------
                                                                                            $     2,406,177
                                                                                            ---------------
                            Total Semiconductors & Semiconductor Equipment                  $     4,895,005
-----------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 8.9%
                            Application Software -- 2.1%
         800,000            Applied Systems, Inc., First Lien Initial Term Loan, 4.574%
                            (LIBOR + 325 bps), 9/19/24                                      $       809,438

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Application Software -- (continued)
         750,000            Applied Systems, Inc., Second Lien Initial Term Loan,
                            8.324% (LIBOR + 700 bps), 9/19/25                               $       774,688
         595,508            Greeneden US Holdings I LLC, Tranche B-2 Dollar Term
                            Loan, 5.083% (LIBOR + 375 bps), 12/1/23                                 599,353
         762,913            Infor (US), Inc. (fka Lawson Software, Inc.), Tranche B-6
                            Term Loan, 4.083% (LIBOR + 275 bps), 2/1/22                             763,199
         508,981            Quest Software US Holdings, Inc., First Lien 2017
                            Incremental Term Loan, 6.919% (LIBOR +
                            550 bps), 10/31/22                                                      515,026
       1,714,134            STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                            6.583% (LIBOR + 525 bps), 6/30/22                                     1,705,563
       1,328,301            Verint Systems, Inc., Initial Term Loan, 3.627%
                            (LIBOR + 225 bps), 6/28/24                                            1,334,112
                                                                                            ---------------
                                                                                            $     6,501,379
-----------------------------------------------------------------------------------------------------------
                            Data Processing & Outsourced Services -- 1.3%
         297,716            Black Knight InfoServ LLC, Term B Loan, 3.625%
                            (LIBOR + 225 bps), 5/27/22                                      $       300,073
       1,753,336            First Data Corp., 2022D New Dollar Term Loan, 3.563%
                            (LIBOR + 225 bps), 7/8/22                                             1,756,129
       1,131,090            First Data Corp., 2024A New Dollar Term Loan, 3.563%
                            (LIBOR + 225 bps), 4/26/24                                            1,133,211
         740,625            WEX, Inc., Term B-2 Loan, 4.1% (LIBOR +
                            275 bps), 6/30/23                                                       747,105
                                                                                            ---------------
                                                                                            $     3,936,518
-----------------------------------------------------------------------------------------------------------
                            Home Entertainment Software -- 0.4%
       1,241,064            MA Financeco., LLC (aka Micro Focus International Plc),
                            Tranche B-2 Term Loan, 3.85% (LIBOR +
                            250 bps), 11/19/21                                              $     1,242,460
          97,000            MA Financeco., LLC (aka Micro Focus International
                            Tranche B-3 Term Loan, 4.063% (LIBOR +
                            275 bps), 6/21/24                                                        96,960
                                                                                            ---------------
                                                                                            $     1,339,420
-----------------------------------------------------------------------------------------------------------
                            Internet Software & Services -- 1.2%
         942,190            Avast Holding BV, Refinancing Dollar Term Loan, 4.061%
                            (LIBOR + 275 bps), 9/30/23                                      $       949,845
         908,093            Match Group, Inc. (fka The Match Group, Inc.), Additional
                            Term B-1 Loan, 3.854% (LIBOR + 250 bps), 11/16/22                       914,904
       1,891,135            Rackspace Hosting, Inc., First Lien Term B Loan, 4.385%
                            (LIBOR + 300 bps), 11/3/23                                            1,893,499
                                                                                            ---------------
                                                                                            $     3,758,248
-----------------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 2.5%
         772,683            Booz Allen Hamilton, Inc., New Refinancing Tranche B
                            Term Loan, 3.496% (LIBOR + 225 bps), 6/30/23                    $       777,126

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 33

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- (continued)
         999,917            Evergreen Skills Lux S.a.r.l., Second Lien Initial Term
                            Loan, 9.6% (LIBOR + 825 bps), 4/28/22                           $       888,676
         996,426            Go Daddy Operating Co., LLC (GD Finance Co, Inc.),
                            Tranche B-1 Term Loan, 3.6% (LIBOR + 225 bps), 2/15/24                1,000,579
         471,443            Kronos, Inc., First Lien Incremental Term Loan, 4.902%
                            (LIBOR + 350 bps), 11/1/23                                              474,415
         500,000            Project Silverback Holdings Corp., First Lien Initial Term
                            Loan, 5.441% (LIBOR + 400 bps), 8/21/24                                 505,000
         700,000            Rocket Software, Inc., Second Lien Term Loan, 10.833%
                            (LIBOR + 950 bps), 10/14/24                                             712,250
         492,006            Science Applications International Corp., Incremental
                            Tranche B Term Loan, 3.938% (LIBOR + 250 bps), 5/4/22                   495,491
       1,347,500            Sitel Worldwide Corp., First Lien Term B-1 Loan, 6.875%
                            (LIBOR + 550 bps), 9/18/21                                            1,349,465
       1,347,250            Tempo Acquisition LLC, Initial Term Loan, 4.35%
                            (LIBOR + 300 bps), 5/1/24                                             1,346,071
                                                                                            ---------------
                                                                                            $     7,549,073
-----------------------------------------------------------------------------------------------------------
                            Systems Software -- 1.4%
       1,885,908            EZE Software Group LLC, First Lien Term B-2 Loan, 4.333%
                            (LIBOR + 300 bps), 4/6/20                                       $     1,900,052
         323,466            Ivanti Software, Inc. (fka LANDesk Group, Inc.), First Lien
                            Term Loan, 5.6% (LIBOR + 425 bps), 1/20/24                              314,894
       1,229,175            Rovi Solutions Corp., Term B Loan, 3.85%
                            (LIBOR + 250 bps), 7/2/21                                             1,237,011
         653,000            Seattle Spinco, Inc. (aka Micro Focus International Plc),
                            Initial Term Loan, 4.063% (LIBOR + 275 bps), 6/21/24                    654,640
                                                                                            ---------------
                                                                                            $     4,106,597
                                                                                            ---------------
                            Total Software & Services                                       $    27,191,235
-----------------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 2.0%
                            Communications Equipment -- 0.1%
         368,500            Commscope, Inc., Tranche 5 Term Loan, 3.378%
                            (LIBOR + 200 bps), 12/29/22                                     $       370,796
-----------------------------------------------------------------------------------------------------------
                            Electronic Components -- 0.2%
         653,600            Generac Power Systems, Inc., 2017 New Term Loan,
                            3.585% (LIBOR + 225 bps), 5/31/23                               $       656,255
-----------------------------------------------------------------------------------------------------------
                            Electronic Manufacturing Services -- 0.2%
         857,865            4L Technologies, Inc. (fka Clover Holdings, Inc.), Term
                            Loan, 5.813% (LIBOR + 450 bps), 5/8/20                          $       617,127
-----------------------------------------------------------------------------------------------------------
                            Technology Distributors -- 0.6%
         786,946            CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW
                            Corp.), Term Loan, 3.34% (LIBOR + 200 bps), 8/17/23             $       793,635
         897,277            SS&C Technologies Holdings, Inc., 2017 Refinancing
                            New Term B-1 Loan, 3.6% (LIBOR + 225 bps), 7/8/22                       903,766

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Technology Distributors -- (continued)
          38,937            SS&C Technologies Holdings, Inc., 2017 Refinancing
                            New Term B-2 Loan, 3.6% (LIBOR + 225 bps), 7/8/22               $        39,219
                                                                                            ---------------
                                                                                            $     1,736,620
-----------------------------------------------------------------------------------------------------------
                            Technology Hardware, Storage & Peripherals -- 0.9%
       1,136,105            Dell International LLC, Refinancing Term B Loan, 3.35%
                            (LIBOR + 200 bps), 9/7/23                                       $     1,138,401
         878,088            Diebold Nixdorf, Inc. (fka Diebold, Inc.), New Dollar
                            Term B Loan, 4.0% (LIBOR + 275 bps), 11/6/23                            881,929
         790,030            Western Digital Corp., US Term B-3 Loan, 3.313%
                            (LIBOR + 200 bps), 4/29/23                                              794,062
                                                                                            ---------------
                                                                                            $     2,814,392
                                                                                            ---------------
                            Total Technology Hardware & Equipment                           $     6,195,190
-----------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 4.4%
                            Integrated Telecommunication Services -- 2.6%
       1,750,000            CenturyLink, Inc., Initial Term B Loan, 4.1%
                            (LIBOR + 275 bps/PRIME + 175 bps), 1/31/25                      $     1,683,099
         241,272            Cincinnati Bell, Inc., Term Loan, 4.993%
                            (LIBOR + 375 bps), 10/2/24                                              244,590
         598,500            Frontier Communications Corp., Term B-1 Loan, 5.09%
                            (LIBOR + 375 bps), 6/15/24                                              570,285
         956,872            GCI Holdings, Inc., New Term B Loan, 3.6%
                            (LIBOR + 225 bps), 2/2/22                                               960,162
       1,243,406            Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                            3.696% (LIBOR + 225 bps), 2/22/24                                     1,244,183
         250,000            Securus Technologies Holdings, Inc., Second Lien Term
                            Loan, 9.6% (LIBOR + 825 bps), 11/1/25                                   253,281
         250,000            Securus Technologies Holdings, Inc., Term Loan, 5.85%
                            (LIBOR + 450 bps), 11/1/24                                              252,695
       2,000,000            SFR Group SA, USD Term Loan B-12, 4.349%
                            (LIBOR + 300 bps), 1/31/26                                            1,968,334
         285,000            Telenet Financing USD LLC, Term Loan AL Facility,
                            4.059% (LIBOR + 250 bps), 3/1/26                                        285,000
         547,125            Windstream Services LLC (fka Windstream Corp.),
                            2016 Term Loan Tranche B-6, 5.27% (LIBOR +
                            400 bps), 3/29/21                                                       512,382
                                                                                            ---------------
                                                                                            $     7,974,011
-----------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 1.8%
       2,513,862            Altice US Finance I Corp., March 2017 Refinancing Term
                            Loan, 3.6% (LIBOR + 225 bps), 7/28/25                           $     2,496,580
         325,000            Digicel International Finance, Ltd., First Lien Initial Term B
                            Loan, 5.08% (LIBOR + 375 bps), 5/27/24                                  326,320
         525,829            Intelsat Jackson Holdings SA, Tranche B-2 Term Loan,
                            4.212% (LIBOR + 275 bps), 6/30/19                                       525,369

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 35

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- (continued)
       2,064,625            Sprint Communications, Inc., Initial Term Loan, 3.875%
                            (LIBOR + 250 bps), 2/2/24                                       $     2,067,464
                                                                                            ---------------
                                                                                            $     5,415,733
                                                                                            ---------------
                            Total Telecommunication Services                                $    13,389,744
-----------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 4.7%
                            Airlines -- 2.9%
         840,000            Air Canada, Refinanced Term Loan, 3.568%
                            (LIBOR + 225 bps), 10/6/23                                      $       844,725
       1,254,938            American Airlines, Inc., 2017 Class B Term Loan, 3.25%
                            (LIBOR + 200 bps), 12/14/23                                           1,256,245
       2,881,181            American Airlines, Inc., 2017 Replacement Term Loan,
                            3.328% (LIBOR + 200 bps), 6/27/20                                     2,885,143
       2,079,000            American Airlines, Inc., Replacement Class B Term
                            Loan, 3.347% (LIBOR + 200 bps), 4/28/23                               2,079,649
       1,428,750            Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.764%
                            (LIBOR + 250 bps), 10/18/18                                           1,436,452
         239,422            United Air Lines, Inc., Term Loan B, 3.416%
                            (LIBOR + 200 bps), 4/1/24                                               240,320
                                                                                            ---------------
                                                                                            $     8,742,534
-----------------------------------------------------------------------------------------------------------
                            Marine -- 0.7%
       1,592,674            Commercial Barge Line Co., Initial Term Loan, 10.1%
                            (LIBOR + 875 bps), 11/12/20                                     $     1,027,275
       1,218,750            Navios Maritime Partners LP, Initial Term Loan, 6.32%
                            (LIBOR + 500 bps), 9/14/20                                            1,217,798
                                                                                            ---------------
                                                                                            $     2,245,073
-----------------------------------------------------------------------------------------------------------
                            Trucking -- 1.1%
         399,731            PODS LLC, Tranche B-2 Term Loan, 4.495%
                            (LIBOR + 325 bps), 2/2/22                                       $       401,980
         400,000(b)         PODS, Inc., Term Loan B, 11/21/24                                       402,417
         770,000            Syncreon Global Finance, Inc., Term Loan, 5.63%
                            (LIBOR + 425 bps), 10/28/20                                             692,037
       1,962,780            YRC Worldwide, Inc., Tranche B-1 Term Loan, 9.85%
                            (LIBOR + 850 bps), 7/26/22                                            1,951,740
                                                                                            ---------------
                                                                                            $     3,448,174
                                                                                            ---------------
                            Total Transportation                                            $    14,435,781
-----------------------------------------------------------------------------------------------------------
                            UTILITIES -- 3.4%
                            Electric Utilities -- 1.8%
       1,358,357            APLH Holdings, Ltd., Partnership, Term Loan, 4.85%
                            (LIBOR + 350 bps), 4/13/23                                      $     1,372,577
       2,154,375            Calpine Construction Finance Co., LP, Term B-1 Loan,
                            3.6% (LIBOR + 225 bps), 5/3/20                                        2,157,068
         237,910            Helix Gen Funding LLC, Term Loan, 5.083%
                            (LIBOR + 375 bps), 6/3/24                                               239,819

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Electric Utilities -- (continued)
       1,047,422            TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                            5.1% (LIBOR + 375 bps), 10/2/23                                 $     1,057,755
         102,143            Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                            Initial Term C Loan, 4.084% (LIBOR + 275 bps), 8/4/23                   102,717
         444,498            Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                            Initial Term Loan, 4.097% (LIBOR + 275 bps), 8/4/23                     446,999
                                                                                            ---------------
                                                                                            $     5,376,935
-----------------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy Traders -- 1.4%
       1,622,650            Calpine Corp., Term Loan B, 4.09%
                            (LIBOR + 275 bps), 1/15/24                                      $     1,625,804
       1,192,506            NRG Energy, Inc., Term Loan, 3.583%
                            (LIBOR + 225 bps), 6/30/23                                            1,194,813
       1,412,428            TerraForm AP Acquisition Holdings LLC, Term Loan, 5.583%
                            (LIBOR + 425 bps), 6/27/22                                            1,424,787
                                                                                            ---------------
                                                                                            $     4,245,404
-----------------------------------------------------------------------------------------------------------
                            Water Utilities -- 0.2%
         372,188            Culligan NewCo, Ltd., First Lien Tranche B-1 Term Loan,
                            4.85% (LIBOR + 350 bps), 12/13/23                               $       376,375
         310,870(b)         WTG Holdings III Corp., First Lien Term Loan, 1/15/21                   313,395
                                                                                            ---------------
                                                                                            $       689,770
                                                                                            ---------------
                            Total Utilities                                                 $    10,312,109
-----------------------------------------------------------------------------------------------------------
                            TOTAL SENIOR SECURED FLOATING RATE
                            LOAN INTERESTS
                            (Cost $417,727,301)                                             $   414,176,723
-----------------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITY -- 0.2% of Net Assets
                            FINANCIALS -- 0.2%
                            Thrifts & Mortgage Finance -- 0.2%
         500,000(f)         Hertz Fleet Lease Funding LP, Series 2016-1,
                            Class E, 4.746% (1 Month USD LIBOR + 350 bps),
                            4/10/30 (144A)                                                  $       502,637
                                                                                            ---------------
                            Total Financials                                                $       502,637
-----------------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITY
                            (Cost $503,250)                                                 $       502,637
-----------------------------------------------------------------------------------------------------------
                            CORPORATE BONDS & NOTES --
                            6.8% of Net Assets
                            AUTOMOBILES & COMPONENTS -- 0.3%
                            Auto Parts & Equipment -- 0.3%
       1,000,000            International Automotive Components Group SA,
                            9.125%, 6/1/18 (144A)                                           $     1,005,000
                                                                                            ---------------
                            Total Automobiles & Components                                  $     1,005,000
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 37

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            BANKS -- 0.4%
                            Diversified Banks -- 0.4%
       1,100,000(d)(e)      BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                            631 bps) (144A)                                                 $     1,215,500
                                                                                            ---------------
                            Total Banks                                                     $     1,215,500
-----------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.3%
                            Trading Companies & Distributors -- 0.3%
         900,000            United Rentals North America, Inc., 4.625%, 7/15/23             $       927,000
                                                                                            ---------------
                            Total Capital Goods                                             $       927,000
-----------------------------------------------------------------------------------------------------------
                            ENERGY -- 0.9%
                            Oil & Gas Exploration & Production -- 0.3%
         500,000            Gulfport Energy Corp., 6.625%, 5/1/23                           $       511,250
         419,000            WPX Energy, Inc., 7.5%, 8/1/20                                          454,615
                                                                                            ---------------
                                                                                            $       965,865
-----------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 0.6%
       1,000,000(f)         Golar LNG Partners LP, 5.846% (3 Month USD
                            LIBOR + 440 bps), 5/22/20                                       $       950,000
         800,000(f)         Golar LNG Partners LP, 7.666% (3 Month USD
                            LIBOR + 625 bps), 5/18/21 (144A)                                        785,991
                                                                                            ---------------
                                                                                            $     1,735,991
                                                                                            ---------------
                            Total Energy                                                    $     2,701,856
-----------------------------------------------------------------------------------------------------------
                            HEALTH CARE -- 0.3%
                            Pharmaceuticals -- 0.3%
       1,000,000            Valeant Pharmaceuticals International, Inc., 5.5%,
                            11/1/25 (144A)                                                  $     1,012,600
                                                                                            ---------------
                            Total Health Care                                               $     1,012,600
-----------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                            Health Care Facilities -- 0.2%
         200,000            CHS/Community Health Systems, Inc., 6.25%, 3/31/23              $       187,000
       1,000,000            CHS/Community Health Systems, Inc., 6.875%, 2/1/22                      602,500
                                                                                            ---------------
                            Total Health Care Equipment & Services                          $       789,500
-----------------------------------------------------------------------------------------------------------
                            INSURANCE -- 1.6%
                            Reinsurance -- 1.6%
         500,000(f)         Alamo Re, Ltd., 6.092% (3 Month Treasury Bill +
                            481 bps), 6/7/18 (144A) (Cat Bond)                              $       505,750
         400,000+(g)(h)     Berwick Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 2/1/18                                              19,000
         250,000+(g)(h)     Carnoustie Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 11/30/20                                            27,050
         250,000+(g)(h)     Carnoustie Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 11/30/21                                           225,000
         250,000+(g)(h)     Gleneagles Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 11/30/20                                            29,300

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
         400,000+(g)(h)     Gullane Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 11/30/20                                            $         8,720
         400,000+(g)(h)     Gullane Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 11/30/21                                                    392,080
         400,000(f)         Kilimanjaro II Re, Ltd., 7.209% (6 Month USD
                            LIBOR + 600 bps), 4/20/21 (144A) (Cat Bond)                             389,280
         250,000(f)         Kilimanjaro Re, Ltd., Series 2015-1, Class D, 10.532%
                            (3 Month Treasury Bill + 925 bps), 12/6/19 (144A)
                            (Cat Bond)                                                              243,900
         250,000(f)         Kilimanjaro Re, Ltd., Series 2015-1, Class E, 8.032%
                            (3 Month Treasury Bill + 675 bps), 12/6/19 (144A)
                            (Cat Bond)                                                              252,200
         250,000+(g)(h)     Madison Re, Variable Rate Notes, 3/31/19                                 15,875
         400,000+(g)(h)     Pangaea Re Segregated Account (Artex SAC, Ltd.),
                            Series 2016-1, Variable Rate Notes, 2/1/20                               26,440
         400,000+(g)(h)     Pangaea Re Segregated Account (Artex SAC, Ltd.),
                            Series 2017-1, Variable Rate Notes, 2/1/21                              325,080
         400,000+(g)(h)     Pinehurst Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 1/16/18                                            398,040
         300,000+(g)(h)     Resilience Re, Ltd., Variable Rate Notes, 4/6/18                        262,350
         300,000+(g)(h)     Resilience Re, Ltd., Variable Rate Notes, 1/8/19 (144A)                 300,000
         400,000+(g)(h)     St. Andrews Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 2/1/18                                              56,240
         400,000+(g)(h)     St. Andrews Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 2/1/19                                             415,080
         347,597+(g)(h)     St. Andrews Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 6/1/19                                             357,851
         300,000+(g)(h)     Sunningdale 2017 Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 1/16/18                                            297,180
         250,000(f)         Ursa Re, Ltd., 3.5% (ZERO + 350 bps), 5/27/20
                            (144A) (Cat Bond)                                                       249,450
                                                                                            ---------------
                            Total Insurance                                                 $     4,795,866
-----------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.3%
                            Commodity Chemicals -- 0.3%
         758,000            Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                            4/1/25 (144A)                                                   $       832,375
                                                                                            ---------------
                            Total Materials                                                 $       832,375
-----------------------------------------------------------------------------------------------------------
                            MEDIA -- 0.7%
                            Broadcasting -- 0.1%
         300,000            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                          $       304,125
-----------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 0.6%
         750,000            Hughes Satellite Systems Corp., 5.25%, 8/1/26                   $       761,295

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 39

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- (continued)
       1,000,000            Sirius XM Radio, Inc., 3.875%, 8/1/22 (144A)                    $     1,007,700
                                                                                            ---------------
                                                                                            $     1,768,995
                                                                                            ---------------
                            Total Media                                                     $     2,073,120
-----------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.1%
                            Automotive Retail -- 0.1%
         208,000            Penske Automotive Group, Inc., 3.75%, 8/15/20                   $       211,380
                                                                                            ---------------
                            Total Retailing                                                 $       211,380
-----------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.9%
                            Integrated Telecommunication Services -- 0.9%
       1,000,000            Frontier Communications Corp., 10.5%, 9/15/22                   $       792,500
       2,000,000            Windstream Services LLC/Windstream Finance Corp.,
                            8.625%, 10/31/25 (144A)                                               1,945,040
                                                                                            ---------------
                            Total Telecommunication Services                                $     2,737,540
-----------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.4%
                            Airlines -- 0.4%
         365,000            Air Canada 2015-1 Class C Pass Through Trust,
                            5.0%, 3/15/20 (144A)                                            $       374,582
       1,000,000            Intrepid Aviation Group Holdings LLC/Intrepid
                            Finance Co., 6.875%, 2/15/19 (144A)                                     985,000
                                                                                            ---------------
                            Total Transportation                                            $     1,359,582
-----------------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.4%
                            Independent Power Producers & Energy Traders -- 0.4%
       1,125,000            NRG Energy, Inc., 6.25%, 7/15/22                                $     1,171,406
                                                                                            ---------------
                            Total Utilities                                                 $     1,171,406
-----------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS & NOTES
                            (Cost $20,943,601)                                              $    20,832,725
-----------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                            4.0% of Net Assets
       8,980,000(f)         U.S. Treasury Notes, 1.479% (3 Month Treasury
                            Yield + 19 bps), 4/30/18                                        $     8,988,487
       3,365,000(f)         U.S. Treasury Notes, 1.561% (3 Month Treasury
                            Yield + 27 bps), 1/31/18                                              3,366,817
                                                                                            ---------------
                                                                                            $    12,355,304
-----------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $12,352,493)                                              $    12,355,304
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-----------------------------------------------------------------------------------------------------------
Shares                                                                                      Value
-----------------------------------------------------------------------------------------------------------
                            EXCHANGE-TRADED FUNDS -- 1.7% of Net Assets
                            DIVERSIFIED FINANCIALS -- 1.7%
                            Asset Management & Custody Banks -- 0.6%
          40,000            BlackRock Floating Rate Income Strategies Fund, Inc.            $       555,600
          30,000            Eaton Vance Floating-Rate Income Trust                                  427,800
          50,000            First Trust Senior Floating Rate Income Fund II                         645,500
          50,000            Invesco Senior Income Trust                                             220,500
                                                                                            ---------------
                                                                                            $     1,849,400
-----------------------------------------------------------------------------------------------------------
                            Other Diversified Financial Services -- 1.1%
          27,000            iShares iBoxx $ High Yield Corporate Bond ETF                   $     2,370,060
          42,000            PowerShares Senior Loan Portfolio                                       968,100
                                                                                            ---------------
                                                                                            $     3,338,160
                                                                                            ---------------
                            Total Diversified Financials                                    $     5,187,560
-----------------------------------------------------------------------------------------------------------
                            TOTAL EXCHANGE-TRADED FUNDS
                            (Cost $5,127,287)                                               $     5,187,560
-----------------------------------------------------------------------------------------------------------
                            COMMON STOCKS -- 0.2% of Net Assets
                            CONSUMER DURABLES & APPAREL -- 0.0%+
                            Homebuilding -- 0.0%+
          31,348(a)(i)      WAICCS Las Vegas 3 LLC                                          $       100,000
                                                                                            ---------------
                            Total Consumer Durables & Apparel                               $       100,000
-----------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                            Health Care Technology -- 0.0%+
         209,625(a)(i)      Medical Card System, Inc.                                       $         2,096
                                                                                            ---------------
                            Total Health Care Equipment & Services                          $         2,096
-----------------------------------------------------------------------------------------------------------
                            MEDIA -- 0.0%+
                            Publishing -- 0.0%+
           1,242(i)         Solocal Group SA                                                $         1,338
                                                                                            ---------------
                            Total Media                                                     $         1,338
-----------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                            SCIENCES -- 0.0%+
                            Biotechnology -- 0.0%+
           2,454(i)         Progenics Pharmaceuticals, Inc.                                 $        14,184
                                                                                            ---------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences            $        14,184
-----------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.1%
                            Computer & Electronics Retail -- 0.1%
          91,346(a)(i)      Targus Cayman SubCo., Ltd.                                      $       179,952
                                                                                            ---------------
                            Total Retailing                                                 $       179,952
-----------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.1%
                            Air Freight & Logistics -- 0.1%
             710(i)         CEVA Holdings LLC                                               $       301,661
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 41

------------------------------------------------------------------------------------------------------------
Shares                                                                                      Value
------------------------------------------------------------------------------------------------------------
                            Airlines -- 0.0%+
             732            Delta Air Lines, Inc.                                           $        38,737
                                                                                            ----------------
                            Total Transportation                                            $       340,398
------------------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.0%+
                            Independent Power Producers & Energy Traders -- 0.0%+
             775            NRG Energy, Inc.                                                $        21,429
                                                                                            ----------------
                            Total Utilities                                                 $        21,429
------------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost $1,519,027)                                               $       659,397
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------------------
                            TEMPORARY CASH INVESTMENTS --
                            2.7% of Net Assets
                            REPURCHASE AGREEMENTS -- 0.9%
         855,000            $855,000 RBC Capital Markets LLC, 1.04%, dated
                            11/30/17 plus accrued interest on 12/1/17
                            collateralized by the following:
                            $872,101 Freddie Mac Giant, 3.5% -- 4.0%,
                            1/1/47-12/1/47.                                                 $       855,000
       1,990,000            $1,990,000 ScotiaBank, 1.04%, dated 11/30/17
                            plus accrued interest on 12/1/17 collateralized
                            by the following:
                            $2,029,934 U.S. Treasury Notes, 1.125%, 7/31/21.                      1,990,000
                                                                                            ----------------
                                                                                            $     2,845,000
------------------------------------------------------------------------------------------------------------
                            TREASURY BILLS -- 1.8%
       1,130,000(j)         U.S. Treasury Bills, 12/21/17                                   $     1,129,327
       4,320,000(j)         U.S. Treasury Bills, 12/28/17                                         4,316,387
                                                                                            ----------------
                                                                                            $     5,445,714
------------------------------------------------------------------------------------------------------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $8,290,574)                                               $     8,290,714
------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN UNAFFILIATED
                            ISSUERS -- 150.4%
                            (Cost $466,463,533)                                             $   462,005,060
------------------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- (50.4)%                         $  (154,809,895)
------------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                            $   307,195,165
============================================================================================================

BPS        Basis Point.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REIT       Real Estate Investment Trust.

ZERO       Zero Constant Index.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Annual Report | 11/30/17

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2017, the value of these securities amounted to $11,911,130, or 3.9% of net assets.

(Cat Bond) Catastrophe or event-linked bond. At November 30, 2017, the value of these securities amounted to $1,640,580, or 0.5% of net assets. See Notes to Financial Statements -- Note 1F.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2017.

+ Securities that used significant unobservable inputs to determine their value.

(a) Security is valued using fair value methods (other than prices supplied by independent pricing services).

(b) This term loan will settle after November 30, 2017, at which time the interest rate will be determined.

(c) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(d) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at November 30, 2017.

(e)        Security is perpetual in nature and has no stated maturity date.

(f) Floating rate note. Coupon rate, reference index and spread shown at November 30, 2017.

(g) Structured reinsurance investment. At November 30, 2017, the value of these securities amounted to $3,155,286, or 1.0% of net assets.

(h)        Rate to be determined.

(i)        Non-income producing security.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 43

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------
              Obligation                      Annual              Premiums
Notional      Reference/          Pay/        Fixed   Expiration  Paid/       Unrealized    Market
Amount ($)(1) Index               Receive(2)  Rate    Date        (Received)  Appreciation  Value
----------------------------------------------------------------------------------------------------
1,056,000     Markit CDX North    Pay         5.00%   6/20/20     $ 63,568    $ 16,025      $ 79,593
              America High Yield
              Index Series 24
1,081,550     Markit CDX North    Pay         5.00%   12/20/20     (10,286)     93,807        83,521
              America High Yield
              Index Series 25
----------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                              $ 53,282    $109,832      $163,114
====================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Pays Quarterly

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2017 were as follows:


--------------------------------------------------------------------------------
                                                 Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                        $         --       $  3,271,507
Other Long-Term Securities                       $339,840,429       $335,496,082

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2017, the Trust engaged in purchases and sales pursuant to these procedures amounting to $11,681,516 and $6,660,739, respectively resulting in a gain/loss of $--.

At November 30, 2017, the net unrealized depreciation on investments based on cost for federal tax purposes of $466,759,741 was as follows:

         Aggregate gross unrealized appreciation for all investments in
            which there is an excess of value over tax cost               $ 4,899,460

         Aggregate gross unrealized depreciation for all investments in
            which there is an excess of tax cost over value                (9,491,027)
                                                                          ------------
         Net unrealized depreciation                                      $(4,591,567)
                                                                          ============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Annual Report | 11/30/17

The following is a summary of the inputs used as of November 30, 2017, in valuing the Trust's investments.

---------------------------------------------------------------------------------------------------
                                      Level 1       Level 2           Level 3         Total
---------------------------------------------------------------------------------------------------
Senior Secured Floating Rate
   Loan Interests
   Capital Goods
       Aerospace & Defense            $        --   $    15,287,872   $   2,257,937   $  17,545,809
   Health Care
       Equipment & Services
       Health Care Technology                  --         3,961,805         731,754       4,693,559
   All Other Senior Secured
       Floating Rate Loan Interests            --       391,937,355              --     391,937,355
Asset Backed Security                          --           502,637              --         502,637
Corporate Bonds & Notes
   Insurance
       Reinsurance                             --         1,640,580       3,155,286       4,795,866
   All Other Corporate
       Bonds & Notes                           --        16,036,859              --      16,036,859
U.S. Government and
   Agency Obligations                          --        12,355,304              --      12,355,304
Exchange-Traded Funds                   5,187,560                --              --       5,187,560
Common Stocks
   Consumer Durables & Apparel
       Homebuilding                            --                --         100,000         100,000
   Health Care
       Equipment & Services
       Health Care Technology                  --                --           2,096           2,096
   Retailing
       Computer &
           Electronics Retail                  --                --         179,952         179,952
   Transportation
       Air Freight & Logistics                 --           301,661              --         301,661
   All Other common Stocks                 75,688                                            75,688
Repurchase Agreements                          --         2,845,000              --       2,845,000
Treasury Bills                                 --         5,445,714              --       5,445,714
---------------------------------------------------------------------------------------------------
Total Investments in Securities       $ 5,263,248   $   450,314,787   $   6,427,025   $ 462,005,060
===================================================================================================
Other Financial Instruments
   Swap contracts, at value           $        --   $       163,114   $          --   $     163,114
---------------------------------------------------------------------------------------------------
Total Other Financial Instruments     $        --   $       163,114   $          --   $     163,114
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 45

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------------------------------
                                         Change in
                   Balance     Realized  unrealized                                   Accrued     Transfers   Transfers  Balance
                   as of       gain      appreciation                                 discounts/  into        out of     as of
                   11/30/16    (loss)(1) (depreciation)(2) Purchases    Sales         premiums    Level 3*    Level 3*   11/30/17
-----------------------------------------------------------------------------------------------------------------------------------
Senior Secured
  Floating Rate
  Loan Interests
Capital Goods
  Aerospace &
    Defense        $       --  $154      $   18,537        $2,252,250   $   (17,063)  $   4,059   $     --    $     --   $2,257,937
Health Care
  Equipment &
  Services
  Health Care
    Technology        731,754    --         (43,676)               --            --      43,676         --          --      731,754
Corporate Bonds
  & Notes
Insurance
  Reinsurance       3,255,179    --        (140,790)        3,066,422    (2,991,992)    (33,533)        --          --    3,155,286
Common Stocks
Consumer Durables
  & Apparel
  Homebuilding             --    --        (274,922)               --            --          --    374,922          --      100,000
Health Care
  Equipment &
  Services
  Health Care
    Technology          2,096    --              --                --            --          --         --          --        2,096
Retailing
  Computer &
    Electronics
    Retail             88,606    --          91,346                --            --          --         --          --      179,952
-----------------------------------------------------------------------------------------------------------------------------------
Total              $4,077,635  $154      $ (349,505)       $5,318,672  $ (3,009,055)  $  14,202   $374,922    $     --   $6,427,025
===================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the year ended November 30, 2017, there were no transfers between Levels 1 and 2. Securities valued at $374,922 transferred from Level 2 to Level 3 as there were no longer observable inputs available to determine their values.

Net change in unrealized depreciation of Level 3 investments still held and considered Level 3 at November 30, 2017: $329,245

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Statement of Assets and Liabilities | 11/30/17

ASSETS:
  Investments in unaffiliated issuers, at value (cost $466,463,533)   $462,005,060
  Cash                                                                     895,627
  Foreign currencies, at value (cost $74,966)                               67,505
  Swap contracts, at value (net premiums paid $53,282)                     163,114
  Variation margin for centrally cleared swap contracts                        397
  Swaps collateral                                                         200,790
  Receivables --
     Investment securities sold                                          1,594,560
     Interest                                                            1,955,031
     Dividends                                                              33,749
  Other assets                                                               5,645
-----------------------------------------------------------------------------------
        Total assets                                                  $466,921,478
-----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Credit agreement                                                 $143,450,000
     Investment securities purchased                                    14,043,939
     Distributions                                                       1,484,290
     Trustees' fees                                                          2,976
     Interest expense                                                      284,596
  Due to broker for swaps                                                  163,626
  Due to affiliates                                                         43,684
  Accrued expenses                                                         253,202
-----------------------------------------------------------------------------------
        Total liabilities                                             $159,726,313
-----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                     $375,104,820
  Distributions in excess of net investment income                         (35,437)
  Accumulated net realized loss on investments                         (63,518,116)
  Net unrealized depreciation on investments                            (4,356,102)
-----------------------------------------------------------------------------------
        Net assets                                                    $307,195,165
-----------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Based on $ 307,195,165 / 24,738,174 shares                       $      12.42
===================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 47

Statement of Operations

For the Year Ended 11/30/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                        $24,045,340
  Dividend from unaffiliated issuers                            245,655
---------------------------------------------------------------------------------------
        Total investment income                                           $ 24,290,995
---------------------------------------------------------------------------------------

EXPENSES:
  Management fees                                           $ 3,176,110
  Administrative expense                                        194,247
  Transfer agent fees                                            14,825
  Shareowner communications expense                              27,141
  Custodian fees                                                 85,126
  Professional fees                                             112,840
  Printing expense                                               31,229
  Pricing fees                                                   46,126
  Trustees' fees                                                 17,212
  Interest expense                                            2,938,605
  Miscellaneous                                                 200,464
---------------------------------------------------------------------------------------
     Total expenses                                                       $  6,843,925
---------------------------------------------------------------------------------------
        Net investment income                                             $ 17,447,070
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                    $  (786,302)
     Swap contracts                                              74,845
     Other assets and liabilities denominated
        in foreign currencies                                       (76)  $   (711,533)
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                    $  (848,459)
     Swap contracts                                              (4,200)
     Unfunded loan commitments                                   (2,741)
     Other assets and liabilities denominated
        in foreign currencies                                    15,932   $   (839,468)
---------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                         $ (1,551,001)
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                    $ 15,896,069
=======================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Statements of Changes in Net Assets

------------------------------------------------------------------------------------
                                                      Year            Year
                                                      Ended           Ended
                                                      11/30/17        11/30/16*
------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                          $  17,447,070   $  19,154,376
Net realized gain (loss) on investments                    (711,533)    (10,303,504)
Change in net unrealized appreciation (depreciation)
   on investments                                          (839,468)     13,912,597
------------------------------------------------------------------------------------
Net increase in net assets resulting from operations  $  15,896,069   $  22,763,469
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($0.73 and $0.72 per
   share, respectively)                               $ (18,009,391)  $ (17,811,485)
------------------------------------------------------------------------------------
      Total distributions to shareowners              $ (18,009,391)  $ (17,811,485)
------------------------------------------------------------------------------------
      Net increase (decrease) in net assets           $  (2,113,322)  $   4,951,984
NET ASSETS:
Beginning of year                                       309,308,487     304,356,503
------------------------------------------------------------------------------------
End of year                                           $ 307,195,165   $ 309,308,487
------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
   net investment income                              $     (35,437)  $   1,539,947
====================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 49

Statement of Cash Flows

For the Year Ended 11/30/17

Cash Flows From Operating Activities:
   Net increase in net assets resulting from operations                           $   15,896,069
-------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Purchases of investment securities                                             $ (354,576,953)
   Proceeds from disposition and maturity of investment securities                   338,955,901
   Net proceeds from temporary cash investments                                       15,008,646
   Net accretion and amortization of discount/premium on investment securities          (899,661)
   Net realized loss on investments in unaffiliated issuers                              786,302
   Change in unrealized appreciation on investments in unaffiliated issuers              848,459
   Change in unrealized depreciation on unfunded loan commitments                          2,741
   Change in unrealized appreciation on other assets and liabilities denominated
      in foreign currencies                                                               (7,435)
   Increase in swap contracts, at value                                                 (163,114)
   Decrease in variation margin for centrally cleared swap contracts                       3,560
   Increase in swaps collateral                                                         (200,790)
   Decrease in restricted cash                                                           198,060
   Decrease in interest receivable                                                       351,702
   Increase in dividends receivable                                                         (224)
   Increase in other assets                                                               (5,645)
   Increase in interest expense payable                                                  283,260
   Increase in due to broker for swaps                                                   163,626
   Increase in distributions payable                                                   1,484,290
   Decrease in administration fee payable                                               (128,307)
   Decrease in due to affiliates                                                        (207,140)
   Increase in accrued expenses                                                           64,901
-------------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                   $   17,858,248
-------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Distributions to shareowners, net of reinvestments                             $  (18,009,391)
-------------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in financing activities                $  (18,009,391)
-------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                $        7,435
-------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the year                                                          $    1,106,840
-------------------------------------------------------------------------------------------------
   End of the year                                                                $      963,132
-------------------------------------------------------------------------------------------------
Supplemental disclosure of cash flow Information:
   Cash paid for interest                                                         $    2,655,345
=================================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                 Year         Year       Year       Year         Year
                                                                 Ended        Ended      Ended      Ended        Ended
                                                                 11/30/17     11/30/16*  11/30/15*  11/30/14*    11/30/13
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                             $  12.50     $  12.30   $  12.82   $  13.06     $  13.06
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                         $   0.71     $   0.77   $   0.76   $   0.75     $   1.01
   Net realized and unrealized gain (loss) on investments           (0.06)        0.15      (0.58)     (0.19)        0.01
---------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                         $     --     $     --   $     --   $  (0.00)(b) $  (0.12)
---------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                          $   0.65     $   0.92   $   0.18   $   0.56     $   0.90
---------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed net
      investment income                                          $  (0.73)**  $  (0.72)  $  (0.70)  $  (0.80)**  $  (0.90)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.08)    $   0.20   $  (0.52)  $  (0.24)    $     --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  12.42     $  12.50   $  12.30   $  12.82     $  13.06
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                      $  11.47     $  11.78   $  10.83   $  11.36     $  12.41
===========================================================================================================================
Total return at net asset value (c)                                  5.55%        8.31%      1.96%      4.74%        7.07%
Total return at market value (c)                                     3.43%       15.92%      1.31%     (2.32)%      (0.84)%
Ratios to average net assets of shareowners:
   Total expenses plus interest expense (d)(e)                       2.21%        1.96%      1.81%      1.80%        1.47%
   Net investment income before preferred share distributions        5.62%        6.32%      6.00%      5.73%        7.70%
   Preferred share distributions                                       --%          --%        --%      0.01%        0.94%
   Net investment income available to shareowners                    5.62%        6.32%      6.00%      5.72%        6.76%
Portfolio turnover                                                     75%          52%        38%        61%          63%
Net assets, end of period (in thousands)                         $307,195     $309,308   $304,357   $317,236     $323,127

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 51

-----------------------------------------------------------------------------------------------------------------------------
                                                                      Year       Year       Year       Year          Year
                                                                      Ended      Ended      Ended      Ended         Ended
                                                                      11/30/17   11/30/16*  11/30/15*  11/30/14*     11/30/13
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                           $      --  $      --  $      --  $      --(f)  $182,450
Asset coverage per preferred share, end of period                     $      --  $      --  $      --  $      --(f)  $ 69,280
Average market value per preferred share (g)                          $      --  $      --  $      --  $      --(f)  $ 25,000
Liquidation value, including dividends payable, per preferred share   $      --  $      --  $      --  $      --(f)  $ 25,003
Total amount of debt outstanding (in thousands)                       $ 143,450  $ 143,450  $ 150,450  $ 155,450     $     --
Asset coverage per $1,000 of indebtedness                             $   3,141  $   3,156  $   3,023  $   3,041     $     --
=============================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareholders during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investments income which is the part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b)  Amount rounds to less than $(0.005) per share.

(c) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)  Includes interest expense of 0.95%, 0.63%, 0.51%, 0.49% and 0.00%, respectively.

(f)  Preferred shares were redeemed during the period.

(g)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Notes to Financial Statements | 11/30/17

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its investment objective of high current income.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Trust's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Trust's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Trust's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 53

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale

54 Pioneer Floating Rate Trust | Annual Report | 11/30/17 prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 55 disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At November 30, 2017, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 1.1% of net assets. The value of these fair valued securities is $3,271,739.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment in kind) income upon receipt and is included in interest and divided income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

56 Pioneer Floating Rate Trust | Annual Report | 11/30/17

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the year ended November 30, 2017, the Trust did not enter into any forward foreign currency contracts.

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of November 30, 2017, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At November 30, 2017, The Trust reclassified $62,461,980 to decrease paid-in capital, $1,013,063 to increase distributions in excess of net investment income and $63,475,043 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At November 30, 2017, the Trust was permitted to carry forward $1,194,615 of short-term capital losses and $32,128,522 of long-term capital losses without limitation. Additionally, at November 30, 2017, the Trust had a net capital loss carry forward of $30,163,525 of which the following amounts will expire between 2018 and 2019 if not utilized: $11,415,660 in 2018 and

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 57

     $18,747,865 in 2019. Since unlimited losses are required to be used first, loss carry forwards that are subject to expiration may be more likely to expire unused.

     The tax character of distributions paid to shareowners during the year ended November 30, 2017 and November 30, 2016 were as follows:

     ------------------------------------------------------------------------------
                                                              2017             2016
     ------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $18,009,391      $17,811,485
     ------------------------------------------------------------------------------
       Total                                           $18,009,391      $17,811,485
     ==============================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2017:

     ------------------------------------------------------------------------------
                                                                              2017
     ------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                    $    176,035
     Capital loss carryforward                                         (63,486,662)
     Other book/tax temporary differences                                 (242,926)
     Unrealized depreciation                                            (4,356,102)
     ------------------------------------------------------------------------------
         Total                                                        $(67,909,655)
     ==============================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax adjustments relating to premium and amortization, catastrophe bonds, partnerships, defaulted bonds, and swaps.

F.   Insurance-Linked Securities ("ILS")

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

58 Pioneer Floating Rate Trust | Annual Report | 11/30/17

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.   Risks

     At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 59

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub custodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the

60 Pioneer Floating Rate Trust | Annual Report | 11/30/17 event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of November 30, 2017 are disclosed in the Trust's Schedule of Investments.

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 61 brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

J.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     When the Trust enters into credit default swap contracts, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

62 Pioneer Floating Rate Trust | Annual Report | 11/30/17

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at November 30, 2017 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at November 30, 2017 are listed in the Schedule of Investments. The average market value of credit default swap contracts open during the year ended November 30, 2017 was $161,948.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended November 30, 2017 the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.02% of the Trust's average daily net assets.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 63

In addition, under the Adviser's management and administration agreements, certain other services and costs are paid by the Adviser and reimbursed by the Trust. At November 30, 2017, $43,684 was payable to the Adviser related to management costs, administrative costs and certain other services is included in "Due to affiliates" in the Statement of Assets and Liabilities.

3. Transfer Agent

American Stock Transfer & Trust Company ("AST") serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at November 30, 2017 was as follows:

64 Pioneer Floating Rate Trust | Annual Report | 11/30/17

-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities

                          Interest     Credit         Foreign         Equity      Commodity
                          Rate Risk    Risk           Exchange Risk   Risk        Risk
-------------------------------------------------------------------------------------------
Assets:
Swap contracts,
 at value                 $--          $163,114       $--             $--         $--
-------------------------------------------------------------------------------------------
 Total Value              $--          $163,114       $--             $--         $--
===========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations by risk exposure at November 30, 2017 was as follows:

-------------------------------------------------------------------------------------------
Statement of Operations

                          Interest     Credit         Foreign         Equity      Commodity
                          Rate Risk    Risk           Exchange Risk   Risk        Risk
-------------------------------------------------------------------------------------------
Net realized
 gain (loss):
 Swap contracts           $--          $74,845        $--             $--         $--
-------------------------------------------------------------------------------------------
  Total Value             $--          $74,845        $--             $--         $--
===========================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts           $--          $(4,200)       $--             $--         $--
-------------------------------------------------------------------------------------------
  Total Value             $--          $(4,200)       $--             $--         $--
===========================================================================================

5. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obligated to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of November 30, 2017, the Trust had the following unfunded loan commitments outstanding:

----------------------------------------------------------------------------------------------
                                                                                  Unrealized
Loan                        Principal             Cost           Value            Appreciation
----------------------------------------------------------------------------------------------
Beacon Roofing Supply, Inc. $  530,000            $  530,000     $  530,000       $   --
Centene Corp.                1,640,000             1,640,000      1,640,000           --
----------------------------------------------------------------------------------------------
  Total Value Bridge Loans  $2,170,000            $2,170,000     $2,170,000       $   --
==============================================================================================

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 65

6. Trust Shares

Transactions in shares of beneficial interest for the year ended November 30, 2017 and the year ended November 30, 2016 were as follows:

--------------------------------------------------------------------------------
                                                         11/30/17      11/30/16
--------------------------------------------------------------------------------
Shares outstanding at beginning of year                 24,738,174    24,738,174
--------------------------------------------------------------------------------
Shares outstanding at end of year                       24,738,174    24,738,174
================================================================================

7. Credit Agreement

Effective November 26, 2013, the Trust entered into a Revolving Credit Facility (the "Credit Agreement") with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Trust's auction market preferred shares. Effective November 23, 2016, the Trust extended the maturity of the Credit Agreement to November 22, 2019.

At November 30, 2017, the Trust had a borrowing outstanding under the Credit Agreement totaling $143,450,000. The interest rate charged at November 30, 2017 was 2.23%. During the year ended November 30, 2017, the average daily balance was $143,450,000 at an average interest rate of 2.0%. Interest expense of $2,938,605 in connection with the Credit Agreement is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on December 4, 2017 from undistributed and accumulated net investment income of $0.0600 per share payable December 18, 2017, to shareowners of record on December 14, 2017.

66 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust"), including the schedule of investments, as of November 30, 2017, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the year then ended and the financial highlights for the year ended November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2016 and the financial highlights for periods ended November 30, 2014, November 30, 2015 and November 30, 2016 were audited by another independent registered public accounting firm whose report, dated January 25, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and the financial highlights for the year ended November 30, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 25, 2018

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 67

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. ("the Adviser"), the Trust's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, whollyowned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Trust's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Trust's independent registered public accounting firm, including the Trust's two most recent fiscal years, D&T's reports on the Trust's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

68 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Trust's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Trust, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Trust under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Trust, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 69

Results of Shareholder Meeting

At a special meeting of shareholders held on June 13, 2017, shareholders of the Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:

-----------------------------------------------------------------------------------------------
                              For               Against          Abstain       Broker Non-Votes
-----------------------------------------------------------------------------------------------
Proposal 1 - To approve       19,919,728.000    351,243.000      271,920.000   0.000
a New Management
Agreement with
the Adviser

At the annual meeting held on September 21, 2017, shareholders of the Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:

--------------------------------------------------------------------------------
                                                For                  Withheld
--------------------------------------------------------------------------------
Proposal 2 - To elect three Class II Trustees
--------------------------------------------------------------------------------
Benjamin M. Friedman                            22,248,547.471       425,215.064
--------------------------------------------------------------------------------
Margaret B.W. Graham                            22,243,427.314       430,335.221
--------------------------------------------------------------------------------
Kenneth J. Taubes                               22,287,342.102       386,420.433
--------------------------------------------------------------------------------

70 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 71

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Trust  Length of Service              Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)          Class III Trustee since 2006.  Private investor (2004 - 2008 and 2013 -   Director, Broadridge
Chairman of the Board         Term expires in 2018.          present); Chairman (2008 - 2013) and       Financial Solutions, Inc.
and Trustee                                                  Chief Executive Officer (2008 - 2012),     (investor communications and
                                                             Quadriserv, Inc. (technology products for  securities processing
                                                             securities lending industry); and Senior   provider for financial
                                                             Executive Vice President, The Bank of New  services industry) (2009 -
                                                             York (financial and securities services)   present); Director,
                                                             (1986 - 2004)                              Quadriserv, Inc. (2005 -
                                                                                                        2013); and Commissioner, New
                                                                                                        Jersey State Civil Service
                                                                                                        Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)            Class I Trustee since 2005.    Managing Partner, Federal City Capital     Director of New York
Trustee                       Term expires in 2019.          Advisors (corporate advisory services      Mortgage Trust
                                                             company) (1997 - 2004 and 2008 -           (publicly-traded mortgage
                                                             present); Interim Chief Executive          REIT) (2004 - 2009, 2012 -
                                                             Officer, Oxford Analytica, Inc.            present); Director of The
                                                             (privately held research and consulting    Swiss Helvetia Fund, Inc.
                                                             company) (2010); Executive Vice President  (closed-end fund) (2010 -
                                                             and Chief Financial Officer, I-trax, Inc.  present); Director of Oxford
                                                             (publicly traded health care services      Analytica, Inc. (2008 -
                                                             company) (2004 - 2007); and Executive      present); and Director of
                                                             Vice President and Chief Financial         Enterprise Community
                                                             Officer, Pedestal Inc. (internet-based     Investment, Inc.
                                                             mortgage trading company) (2000 - 2002);   (privately-held affordable
                                                             Private Consultant (1995 - 1997);          housing finance company)
                                                             Managing Director, Lehman Brothers (1992   (1985 - 2010)
                                                             - 1995); Executive, The World Bank (1979
                                                             - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)     Class II Trustee since 2008.   William Joseph Maier Professor of          Trustee, Mellon
Trustee                       Term expires in 2020.          Political Economy, Harvard University      Institutional Funds
                                                             (1972 - present)                           Investment Trust and Mellon
                                                                                                        Institutional Funds Master
                                                                                                        Portfolio (oversaw 17
                                                                                                        portfolios in fund complex)
                                                                                                        (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Floating Rate Trust | Annual Report | 11/30/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Trust  Length of Service              Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)     Class II Trustee since 2003.   Founding Director, Vice-President and      None
Trustee                       Term expires in 2020.          Corporate Secretary, The Winthrop Group,
                                                             Inc. (consulting firm) (1982 - present);
                                                             Desautels Faculty of Management, McGill
                                                             University (1999 - present); and Manager
                                                             of Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)      Class I Trustee since 2015.    Chief Investment Officer, 1199 SEIU Funds  None
Trustee                       Term expires in 2019.          (healthcare workers union pension funds)
                                                             (2001 - present); Vice President -
                                                             International Investments Group, American
                                                             International Group, Inc. (insurance
                                                             company) (1993 - 2001); Vice President,
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer
                                                             of debt securities) (1988 - 1990);
                                                             Mortgage Strategies Group, Shearson
                                                             Lehman Hutton, Inc. (investment bank)
                                                             (1987 - 1988); Mortgage Strategies Group,
                                                             Drexel Burnham Lambert, Ltd. (investment
                                                             bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)      Class III Trustee since 2003.  President and Chief Executive Officer,     Director of New America High
Trustee                       Term expires in 2018.          Newbury Piret Company (investment banking  Income Fund, Inc.
                                                             firm) (1981 - present)                     (closed-end investment
                                                                                                        company) (2004 - present);
                                                                                                        and Member, Board of
                                                                                                        Governors, Investment
                                                                                                        Company Institute (2000 -
                                                                                                        2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)        Class III Trustee since 2014.  Consultant (investment company services)   None
Trustee                       Term expires in 2018.          (2012 - present); Executive Vice
                                                             President, BNY Mellon (financial and
                                                             investment company services) (1969 -
                                                             2012); Director, BNY International
                                                             Financing Corp. (financial services)
                                                             (2002 - 2012); Director, Mellon Overseas
                                                             Investment Corp. (financial services)
                                                             (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 73

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Trust  Length of Service              Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*           Class I Trustee since 2014.    Chair, Director, CEO and President of      None
Trustee, President and Chief  Term expires in 2019.          Amundi Pioneer Asset Management USA, Inc.
Executive Officer                                            (since September 2014); Chair, Director
                                                             and CEO of Amundi Pioneer Asset
                                                             Management, Inc. (since September 2014);
                                                             Chair, Director and CEO of Amundi Pioneer
                                                             Distributor, Inc. (since September 2014);
                                                             Chair, Director, CEO and President of
                                                             Amundi Pioneer Institutional Asset
                                                             Management, Inc. (since September 2014);
                                                             Managing Director, Morgan Stanley
                                                             Investment Management (2010 - 2013);
                                                             Director of Institutional Business, CEO
                                                             of International, Eaton Vance Management
                                                             (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*       Class II Trustee since 2014.   Director and Executive Vice President      None
Trustee                       Term expires in 2020.          (since 2008) and Chief Investment
                                                             Officer, U.S. (since 2010) of Amundi
                                                             Pioneer Asset Management USA, Inc.;
                                                             Executive Vice President and Chief
                                                             Investment Officer, U.S. of Amundi
                                                             Pioneer (since 2008); Executive Vice
                                                             President of Amundi Pioneer Institutional
                                                             Asset Management, Inc. (since 2009);
                                                             Portfolio Manager of Amundi Pioneer
                                                             (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

74 Pioneer Floating Rate Trust | Annual Report | 11/30/17

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Trust  Length of Service              Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)    Since 2004. Serves at the      Vice President and Associate General       None
Secretary and Chief Legal     discretion of the Board        Counsel of Amundi Pioneer since January
Officer                                                      2008; Secretary and Chief Legal Officer
                                                             of all of the Pioneer Funds since June
                                                             2010; Assistant Secretary of all of the
                                                             Pioneer Funds from September 2003 to May
                                                             2010; Vice President and Senior Counsel
                                                             of Amundi Pioneer from July 2002 to
                                                             December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)        Since 2010. Serves at the      Fund Governance Director of Amundi         None
Assistant Secretary           discretion of the Board        Pioneer since December 2006 and Assistant
                                                             Secretary of all the Pioneer Funds since
                                                             June 2010; Manager - Fund Governance of
                                                             Amundi Pioneer from December 2003 to
                                                             November 2006; and Senior Paralegal of
                                                             Amundi Pioneer from January 2000 to
                                                             November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)             Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since     None
Assistant Secretary           discretion of the Board        May 2013 and Assistant Secretary of all
                                                             the Pioneer Funds since June 2010;
                                                             Counsel of Amundi Pioneer from June 2007
                                                             to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)          Since 2008. Serves at the      Vice President - Fund Treasury of Amundi   None
Treasurer and Chief           discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Financial and Accounting                                     Funds since March 2008; Deputy Treasurer
Officer                                                      of Amundi Pioneer from March 2004 to
                                                             February 2008; and Assistant Treasurer of
                                                             all of the Pioneer Funds from March 2004
                                                             to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)         Since 2004. Serves at the      Director - Fund Treasury of Amundi         None
Assistant Treasurer           discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                             of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)            Since 2004. Serves at the      Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer           discretion of the Board        of Amundi Pioneer; and Assistant
                                                             Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/17 75

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Trust  Length of Service              Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)         Since 2009. Serves at the      Fund Administration Manager - Fund         None
Assistant Treasurer           discretion of the Board        Treasury of Amundi Pioneer since November
                                                             2008; Assistant Treasurer of all of the
                                                             Pioneer Funds since January 2009; Client
                                                             Service Manager - Institutional Investor
                                                             Services at State Street Bank from March
                                                             2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)          Since 2010. Serves at the      Chief Compliance Officer of Amundi         None
Chief Compliance Officer      discretion of the Board        Pioneer and of all the Pioneer Funds
                                                             since March 2010; Chief Compliance
                                                             Officer of Amundi Pioneer Institutional
                                                             Asset Management, Inc. since January
                                                             2012; Chief Compliance Officer of
                                                             Vanderbilt Capital Advisors, LLC since
                                                             July 2012: Director of Adviser and
                                                             Portfolio Compliance at Amundi Pioneer
                                                             since October 2005; Senior Compliance
                                                             Officer for Columbia Management Advisers,
                                                             Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)          Since 2006. Serves at the      Director - Transfer Agency Compliance of   None
Anti-Money Laundering         discretion of the Board        Amundi Pioneer and Anti-Money Laundering
Officer                                                      Officer of all the Pioneer Funds since
                                                             2006
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Floating Rate Trust | Annual Report | 11/30/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109

www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19447-11-0118

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $55,000 payable to Ernst & Young LLP for the year ended
November 30, 2017 and $76,738 payable to Deloitte & Touche LLP for the year ended November 30, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $10,115
payable to Ernst & Young LLP for the year ended
November 30, 2017 and $9,904 payable to Deloitte & Touche LLP for the year ended November 30, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $10,115 payable to Ernst & Young LLP for the year ended
November 30, 2017 and $9,904 payable to Deloitte & Touche LLP for the year ended November 30, 2016.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

	            Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2017. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Jonathan Sharkey     Other Registered Investment
                     Companies                                  3    $5,180,881                      N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of November 30, 2017 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Jonathan Sharkey             A
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 26, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 26, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 26, 2018

* Print the name and title of each signing officer under his or her signature.